Registration No. 33-47507
811-6652

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         X


Pre-Effective Amendment No.                                   _____


Post-Effective Amendment No.  6                      X


REGISTRATION STATEMENT UNDER THE INVESTMENT
          COMPANY ACT OF 1940                                   X


Amendment No.  8                                     X


                              BJB INVESTMENT FUNDS
               (Exact name of Registrant as Specified in Charter)

                  330 Madison Avenue, New York, New York 10017
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 297-3600

                                Robert Discolo
                                   Secretary

                                 Bernard Spilko
                   c/o Julius Baer Investment Management Inc.
                               330 Madison Avenue
                            New York, New York 10017
                    (Name and Address of Agent for Service)

  --------------------------------------------------------------------------


It is proposed that this filing will become effective (check appropriate box):

_____ immediately upon filing pursuant to paragraph (b)


_____ on (date) pursuant to paragraph (b)




_____ 60 days after filing pursuant to paragraph (a)(1)


  X   on March 1, 1996 pursuant to paragraph (a)(1)


_____ 75 days after filing pursuant to paragraph (a)(2)


_____ on (date) pursuant to paragraph (a)(2) of rule 485.



The Registrant has registered an indefinite amount of its shares under the Securities Act of 1933, pursuant to Rule 24f-2 (a)(1) under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1995 was filed on December 22, 1995.


                CALCULATION OF REGISTRATION FEE UNDER
                      THE SECURITIES ACT OF 1933(1)

                        BJB GLOBAL INCOME FUND

--------------------------------------------------------------------------------
                                        Proposed    Proposed
   Title of                             Maximum     Maximum
  Securities              Amount        Offering    Aggregate     Amount of
    Being                 Being         Price Per   Offering     Registration
  Registered            Registered       Unit(2)    Price(3)         Fee
--------------------------------------------------------------------------------
Shares of
Beneficial Interest
of BJB Global Income
Fund                    1,160,080        $12.30     $290,000         $100
--------------------------------------------------------------------------------

(1) The shares being registered as set forth in this table are in addition to the indefinite number of shares of beneficial interest which Registrant has registered under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Registrant's Rule 24f-2 Notice for its fiscal year ended October 31, 1995, was filed on December 22, 1995.

(2) Based on the closing price of $12.30 per share on December 19, 1995 of Registrant's BJB Global Income Fund shares, pursuant to Rule 457(d) under the 1933 Act and Rule 24e-2(a) under the 1940 Act.

(3) In response to Rule 24e-2(b) under the 1940 Act: (1) the calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2; (2) 1,224,201 shares of beneficial interest were redeemed by the Registrant during the fiscal year ended October 31, 1995;
    (3) 107,698 of such shares have been used for reductions pursuant to Rule 24f-2 during the current fiscal year; and (4) 1,136,503 of BJB Global Income Fund shares are being used for reduction in this amendment pursuant to Rule 24e-2(a).


                 CALCULATION OF REGISTRATION FEE UNDER
                     THE SECURITIES ACT OF 1933(1)

                     BJB INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------------------
                                       Proposed   Proposed
       Title of                        Maximum    Maximum
      Securities            Amount     Offering   Aggregate   Amount of
        Being                Being     Price Per  Offering   Registration
      Registered          Registered   Unit (2)   Price (3)      Fee
-------------------------------------------------------------------------------
  Shares of
  Beneficial Interest
  of BJB International
  Equity Fund               390,899     $10.02     $290,000      $100
-------------------------------------------------------------------------------

  (1) The shares being registered as set forth in this table are in addition to the indefinite number of shares of beneficial interest which Registrant has registered under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Registrant's Rule 24f-2 Notice for its fiscal year ended October 31, 1995, was filed on December 22, 1995.

  (2) Based on the closing price of $10.02 per share on December 19, 1995 of Registrant's BJB International Equity Fund shares, pursuant to Rule 457(d) under the 1933 Act and Rule 24e-2(a) under the 1940 Act.

  (3) In response to Rule 24e-2(b) under the 1940 Act: (1) the calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2; (2) 629,245 shares of beneficial interest were redeemed by the Registrant during the fiscal year ended October 31, 1995;
      (3) 267,288 of such shares have been used for reductions pursuant to Rule 24f-2 during the current fiscal year; and (4) 361,957 of BJB International Equity Fund shares are being used for reduction in this amendment pursuant to Rule 24e-2(a).





                              BJB INVESTMENT FUNDS

                                   FORM N-1A

                             CROSS REFERENCE SHEET



Part A.
Item  No.                                      Prospectus  Heading
---------                                      -------------------
1.         Cover Page                          Cover Page

2.         Synopsis                            Prospectus Summary

3.         Condensed Financial                 Financial Highlights; The Funds'
           Information                         Performance

4.         General Description of              Cover Page; Prospectus Summary;
           Registrant                          Investment Objectives and
                                               Policies of the Funds; Common
                                               Investment Strategies; Risk
                                               Factors; General Information

5.         Management of the Fund              Management of the Funds;
                                               Investment Objectives and
                                               Policies of the Funds;
                                               Custodian and Transfer Agent

6.         Capital Stock and Other             Dividends,
           Securities                          Distributions and Taxes; The
                                               Funds' Performance; General
                                               Information

7.         Purchase of Securities              How to Open an Account;
           Being Offered                       How to Purchase Shares of
                                               the Funds; How to Redeem Shares
                                               of the Funds; Exchange
                                               Privilege; Net Asset Value;
                                               Distribution and Shareholder
                                               Servicing

8.         Redemption or Repurchase            How to Purchase Shares of the
                                               Funds; How to Redeem Shares of
                                               the Funds

9.         Pending Legal Proceedings           Not Applicable




Part B                                         Heading in Statement of
Item  No.                                      Additional  Information
---------                                      -----------------------
10.        Cover Page                          Cover Page

11.        Table of Contents                   Contents

12.        General Information                 Management of the Funds
           and History

13.        Investment Objectives               Investment Objective;
           and Policies                        Investment Policies

14.        Management of the Registrant        Management of the Funds

15.        Control Persons and                 Management of the Funds
           Principal Holders of Securities

16.        Investment Advisory and             Management of the Funds
           Other Services

17.        Brokerage Allocation                Investment Objective;
                                               Investment Policies

18.        Capital Stock and                   Management of the Funds
           Other Securities

19.        Purchase, Redemption                Additional Purchase and
           and Pricing of Securities Being     Redemption Information;
           Offered                             Additional Information
                                               Concerning Exchange Privilege

20.        Tax Status                          Additional Information
                                               Concerning Taxes

21.        Underwriters                        Management of the Funds

22.        Calculation of                      Determination of Performance
           Performance Data

23.        Financial Statements                Financial Statements



BJB Investment          PROSPECTUS

Funds                                                March 1, 1996

THE FUNDS            BJB Investment Funds (the "Trust") is an
                     open-end management investment company that currently offers two investment funds: BJB
                     Global Income Fund (the "Income Fund") and
                     BJB International Equity Fund (the "Equity
                     Fund") (individually, a "Fund" and
                     collectively, the "Funds"). The Income Fund is managed by Julius Baer Investment
                     Management Inc. (the "Income Fund Adviser") and the Equity Fund is managed by Bank Julius
                     Baer & Co., Ltd., New York branch (the "Equity
                     Fund Adviser") (individually, an "Adviser" and collectively, the "Advisers"). Each Fund has its own investment objective and policies designed to meet different investment goals.


INVESTMENT
OBJECTIVE AND
POLICIES The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes. There is no assurance that the Funds will achieve their respective objectives. Neither Fund purports to offer a complete investment program to which investors should commit all of their investment capital.

PURCHASE OF SHARES   Shares of each Fund are continuously offered
                     at an offering price per share equal to the Fund's net asset value per share without any sales charge. Each Fund currently offers Class
                     A shares ("the Shares"). Class B shares are authorized but not currently offered.
                     Generally, the minimum initial investment in a Fund is $2,500 and the minimum subsequent investment in a Fund is $1,000. The minimum initial and subsequent investment requirements for investments through a tax-deferred retirement plan, other than an IRA, is $500.
                     The minimum initial and subsequent investment

                     requirements for investments through an IRA

                     are $100.


PROSPECTUS
INFORMATION          This Prospectus sets forth concisely certain
                     information about the Funds that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") about the
                     Funds, also dated March 1, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission
                     (the "SEC"). For a free copy call
                     1-800-435-4659 or write to the Funds c/o
                     Unified Advisers, Inc. ("Unified"), 429 N.
                     Pennsylvania Avenue, Indianapolis,
                     Indiana 46204-1873. The SAI is incorporated by reference into this Prospectus.



TABLE OF CONTENTS                                Page                                                    Page
Prospectus Summary  . . . . . . . . . . . . . .     2     How to Redeem Shares of the Funds  . . . . .   27
Financial Highlights  . . . . . . . . . . . . .     7     Exchange  Privilege  .  .  . . . . . . . . .   29
Investment Objectives and Policies of the                 Dividends, Distributions and Taxes . . . . .   29
Funds . . . . . . . . . . . . . . . . . . . . .    11     Net Asset Value  . . . . . . . . . . . . . .   30
Common Investment  Strategies . . . . . . . . .    14     The Funds' Performance . . . . . . . . . . .   30
Risk  Factors . . . . . . . . . . . . . . . . .    18     Custodian and Transfer Agent . . . . . . . .   31
Management  of the  Funds . . . . . . . . . . .    20     Distribution and Shareholder Servicing . . .   31
How to Open an Account  . . . . . . . . . . . .    23     General Information  . . . . . . . . . . . .   32
How to  Purchase  Shares of the Funds . . . . .    23     Appendix -- Description of Ratings . . . . .   33





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the

Funds involve certain investment risks, including the possible loss of principal.

                        PROSPECTUS SUMMARY


  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and the SAI.
Cross references in this summary are to headings in the Prospectus. See "Table of Contents."



Expense Table

BJB Global Income Fund

This table illustrates all expenses and fees that an investor in the Income Fund will incur. The expenses and fees shown are through the Income Fund's fiscal year end.


Shareholder Transaction Expenses

Maximum sales load imposed on purchases (as a percentage of offering
price). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        None

Sales load imposed on  reinvested  dividends  (as a percentage  of offering
price). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        None

Deferred sales load (as a percentage of original purchase price
or redemption  proceeds, as applicable) . . . . . . . . . . . . . . . . . . . .        None

Maximum redemption fees*  (as a percentage of amount redeemed, if applicable) .        None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management  fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            .65%

Maximum  Rule  12b-1 fees . . . . . . . . . . . . . . . . . . . . . . . . .            .25%**

Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1.25%

Total Fund  operating  expenses . . . . . . . . . . . . . . . . . . . . . .           2.15%***




---------

 * A $12.00 service charge is imposed on the holders of Shares for effecting wire transfers.



** The amount shown includes maximum amounts payable under a Shareholder Services Plan adopted by the Income Fund, which together with 12b-1 fees may not exceed .25% of the Income
Fund's average net assets attributable to the Shares.
See "Distribution and Shareholder Servicing" below.


*** Ratio of Total Fund Operating expenses includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05%.





Example:                                     1 year  3 years  5 years  10 years
A shareholder would pay the following
expenses on a $1,000 investment, assuming
(1) a 5% annual rate of return and (2)
complete redemption at the  end of each
time period:                                   $22      $67      $115     $248


        This table is designed to assist you in understanding the various costs and expenses that an investor in the Income Fund will incur, whether directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

BJB International Equity Fund

This table illustrates all expenses that an investor in the Equity Fund will incur. The expenses and fees shown are through the Equity Fund's fiscal year end.


Shareholder Transaction Expenses
Maximum sales load imposed on purchases (as a percentage of
offering price). . . . . . . . . . . . . . . . . . . . . . . . . . . . .        None


Sales load imposed on reinvested dividends (as a percentage of
offering price). . . . . . . . . . . . . . . . . . . . . . . . . . . . .        None


Deferred sales load  (as a percentage of original purchase
price or redemption proceeds, as applicable) . . . . . . . . . . . . . .        None

Maximum redemption fee* (as a percentage of amount redeemed, if
applicable). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        None

Annual Fund Operating Expenses (as a percentage of average net assets)

Management fees  (after expense reimbursements)** . . . . . . . . . . .           .50%

Maximum Rule 12b-1 fees  . . . . . . . . . . . . . . . . . . . . . . . .          .25%***

Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2.09%

Total Fund operating  expenses (after expense reimbursements)+ . . . . .         2.84%


___________



  * A $12.00 service charge is imposed on the holders of Shares for effecting wire transfers.



** Absent such reimbursements, the ratio of management fees and total Fund operating expenses to the average daily net assets would be 1.00% and 3.36% respectively. This reflects a temporary voluntary waiver of management fees by the Equity Fund Adviser
(0.50%) which commenced on March 13, 1995.



*** The amount shown includes maximum amounts payable under a Shareholder Services Plan adopted by the Equity Fund, which together with 12b-1 fees may not exceed .25% of the Equity
Fund's average net assets attributable to the Shares.
See "Distribution and Shareholder Servicing" below.



+ Ratio of Total Fund Operating expenses includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.67%.




Example:                                                 1 year  3 years 5 years 10 years

A shareholder would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) complete redemption at the end of
each time period:                                         $29      $88     $150     $317


This table is designed to assist you in understanding the various costs and expenses that an investor in the Equity Fund will incur, whether directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Investment
Objectives and
Policies The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. Under normal market conditions, the Income Fund will invest substantially all of its assets -- but no less than 65% of its assets -- in fixed income securities, consisting of bonds, debentures and notes.


                     The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes. Under normal market conditions, the Equity Fund will invest substantially all of its assets -- but no less than 65% of its assets -- in international equity securities. See "Investment Objectives and Policies of the Funds."


The Shares           Shares are offered at net asset value
                     without a sales charge. Each Fund
                     pays an aggregate annual service fee and distribution fee of .25% of the value of average net assets of such Fund. See "How to Purchase Shares of the Funds."



Purchase of Shares   Shares may be purchased through Funds
                     Distributor, Inc. (the "Distributor"), the distributor for both Funds or by mail through Unified Advisers, Inc., each Fund's transfer agent.


Investment Minimums  Generally the minimum initial investment for each Fund is $2,500 and a minimum
                     subsequent investment is $1,000. The minimum initial and subsequent investment through a tax-deferred retirement plan, other than an IRA, are both $500. The minimum initial and subsequent investment through an IRA are both $100.


Redemption of Shares Shares may be redeemed at net asset value on each day that the New York Stock Exchange
                     Inc. ("NYSE") is open for business.


Exchange Privilege   Shares of one Fund may be exchanged for
                     shares of the other Fund, without a sales charge. See "Exchange Privilege."


Management of the
Funds The Income Fund is managed by Julius Baer Investment Management Inc. (the "Income Fund Adviser"). The Equity Fund is managed by
                     Bank Julius Baer & Co., Ltd., New York branch (the "Equity Fund Adviser"). The Equity Fund Adviser also serves as servicing agent to the Income Fund. Prior to August 5, 1994, the Equity Fund Adviser served as sub-adviser to the Income Fund. As of November 30, 1995, the Income Fund Adviser had assets under management of approximately $3.36 billion and the Equity Fund Adviser had assets under management of approximately $195 million.


                     Investors Bank & Trust Company ("Investors
                     Bank" or the "Administrator") serves as each Fund's administrator. See "Management of the Funds."



Valuation of Shares  Net asset value of the Shares is quoted daily in the financial section of various newspapers and is also available from the Distributor.
                     See "Net Asset Value."


Dividends and
Distributions        The Income Fund declares and pays monthly
                     dividends from its net investment income;

                     distributions of net realized short-term and long-term capital gains, if any, are declared and paid annually. The Equity Fund declares and pays annual dividends from its net investment income and annual distributions of net realized short-term and long-term capital gains. See "Dividends, Distributions and Taxes."


Reinvestment of
Dividends            All dividends and distributions will be
                     reinvested automatically, unless otherwise specified by an investor, in additional
                     Shares of the respective Fund at current net asset value. See "Dividends, Distributions and Taxes."


Risk Factors         There can be no assurance that a Fund will
                     meet its investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio holdings.

                     Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Changes in foreign currency exchange rates affect a Fund's net asset value, earnings and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Each Fund's participation in the currency, options and futures markets involves certain risks and transaction costs. See "Risk Factors."






                     The Equity Fund may invest up to 10% of its total assets in high yield/high risk bonds. Investment by the Equity Fund in debt securities of below investment grade quality involves a high degree of risk. Such investments are regarded as speculative by the rating agencies. Both Funds may invest in unrated debt, although any such investments by the Income Fund must meet the portfolio's credit standards. See "Investment
                     Objectives and Policies of the Funds -- BJB
                     Global Income Fund Portfolio Investments."
                     Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. See "Risk Factors."



                             FINANCIAL HIGHLIGHTS
                            BJB Global Income Fund



     The following information for each of the years or periods in the three year period ended October 31, 1995 and for the period from July 1, 1992 through October 31, 1992, has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Income Fund's Annual Report dated October 31, 1995. The information should be read in conjunction with the financial statements and related notes also included in the Income Fund's Annual Report, which are incorporated into the SAI. Further information about the performance of the Trust is contained in the Income Fund's Annual Report which may be obtained by shareholders without charge by writing or calling Unified at the address or telephone number printed on the cover page.



                                         Year      Year      Year    Period
                                        Ended      Ended     Ended   Ended
                                      10/31/95#  10/31/94# 10/31/93 10/31/92*
                                      ---------  --------- -------- ---------
For a Class A share outstanding
  throughout each period.

Net Asset Value, beginning of period    $l1.16    $12.28    $12.36    $12.00

Income (loss) from investment
  operations:
    Net investment income                 0.59      0.39      0.37      0.16++
    Net realized and unrealized

      gain (loss) on securities           0.92     (0.81)     0.58      0.42
                                        ------    ------    ------    ------
Total income (loss) from investment
  operations                              1.51     (0.42)     0.95      0.58
                                        ------   ------     ------    ------
Less distributions:
  Dividends from net investment
    income                               (0.56)    (0.27)    (0.37)    (0.16)
  Distributions from net realized
    capital gains                           --       --      (0.66)       --
  Distributions from capital                --    (0.43)        --     (0.06)
                                        ------   ------     ------    ------
Total distributions                      (0.56)   (0.70)     (1.03)    (0.22)
                                        ------   ------     ------    ------
Net Asset Value, end of period          $12.11   $11.16     $12.28    $12.36
                                        ======   ======     ======    ======
Total Return***                          13.90%   (3.54)%     8.15%     4.86%
                                        ======   ======     ======    ======
Ratios/Supplemental Data:
  Net assets, end of period

    (in 000's)                         $17,327  $28,619    $57,682   $28,647
  Ratio of net investment income to
    average net assets                    5.19%    3.29%      2.24%     3.95%+

  Ratio of total expenses to average
    net assets                            2.15%##  1.66%      1.78%     1.00%+**

Portfolio turnover rate                    319%     320%       291%       43%

-----------------


  * The BJB Global Income Fund's Class A shares commenced operations on July 1, 1992. On November 30, 1993, the Fund commenced selling Class B shares. Those shares in existence prior to November 30, 1993 were designated as Class A shares.

 ** Annualized operating expenses before waiver of fees by the investment adviser, sub-investment adviser and administrator were 1.75% for the period ended October 31, 1992.

*** Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

  + Annualized.

 ++ Net investment income before waiver of fees by the investment adviser, sub-investment adviser and administrator was $0.13 for the period ended October 31, 1992.

  # Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.

 ## "Ratio of total expenses to average net assets" for the year ended October
    31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05% for the year ended October 31, 1995.



                                                        Period      Period
                                                         Ended       Ended
                                                        9/19/95**   10/31/94*
                                                        ---------   ---------
For a Class B share outstanding throughout the period.#

Net Asset Value, beginning of period                      $11.16     $12.18
                                                          ------     ------
Income (loss) from investment operations:
  Net investment income                                     0.33       0.29
  Net realized and unrealized gain (loss) on
    securities                                              0.92      (0.73)
                                                          ------     ------
Total income (loss) from investment operations              1.25      (0.44)
                                                          ------     ------
Less distributions:
  Dividends from net investment income                     (0.40)     (0.23)
  Distributions from capital                                  --      (0.35)
                                                          ------     ------
Total distributions                                        (0.40)     (0.58)
                                                          ------     ------
Net Asset Value, end of period                            $12.01     $11.16
                                                          ======     ======
Total Return***                                            11.39%     (3.72%)
                                                          ======     ======
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)                       $ O       $ 25
  Ratio of net investment income to average net
    assets+                                                 2.56%      2.56%
  Ratio of total expenses to average net assets+            2.37%##    2.38%

Portfolio turnover rate                                      319%       320%

---------------
  * The Income Fund commenced selling Class B shares on November 30, 1993.

 ** Class B shares were completely redeemed as of September 19, 1995. The net asset value of $12.01 represents the final stated number at which shares were redeemed on that date.


*** Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

  + Annualized.

  # Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.


 ## "Ratio of total expenses to average net assets" for the period ended
    September 19, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.28% for the period ended September 19, 1995.


BJB International Equity Fund


     The following information for each of the years or periods for the two year period ended October 31, 1995 and the period from October 4, 1993 through October 31, 1993 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Equity Fund's Annual Report dated October 31, 1995. The information should be read in conjunction with the financial statements and related notes also included in the Equity Fund's Annual Report, which are incorporated into the SAI. Further information about the performance of the Trust is contained in the Equity Fund's Annual Report which may be obtained by shareholders without charge by writing or calling Unified at the address or telephone number printed on the cover page.




                                               Year          Year       Period
                                              Ended          Ended       Ended
                                            10/31/95#      10/31/94    10/31/93*
                                            ---------      --------    ---------
For a Class A share outstanding throughout
  each period.
Net Asset Value, beginning of period         $11.30          $13.10     $12.00
                                             ------          ------     ------
Income (loss) from investment operations:
  Net investment loss                         (0.06)++        (0.21)     (0.02)
  Net (realized and unrealized) gain (loss)
    on securities                             (1.11)          (1.56)      1.12
                                             ------          ------     ------
Total income (loss) from investment
  operations                                  (1.17)          (1.77)      1.10
                                             ------          ------     ------
Less distributions:

  Dividends in excess of net investment
    income                                       --           (0.03)        --
                                             ------          ------     ------
  Net Asset Value, end of period             $10.13          $11.30     $13.10
                                             ======          ======     ======
Total Return**                               (10.35)%        (13.53)%     9.17%
                                             ======          ======     ======
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)       $9,643         $14,831    $11,292
  Ratio of net investment loss to average
    net assets                                (0.63)%         (1.26)%    (3.83)%+
  Ratio of total expenses to average
    net assets                                 2.84%(b)(c)     2.16%      2.09%+

Portfolio turnover rate                         116%            169%        20%


--------------

  * The BJB International Equity Fund's Class A shares commenced operations on October 4, 1993. On November 30, 1993, the Fund commenced selling Class B shares. Those shares in existence prior to November 30, 1993 were designated as Class A shares.

 ** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

  + Annualized.

 ++ Net investment loss before waiver of fees by the investment adviser and/or administrator was ($0.11)for the year ended October 31, 1995.

  # Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.

(b) Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before expense reimbursement, the "Ratio of total expenses to average net assets" would have been 3.36% for the year ended October 31, 1995.

(c) "Ratio of total expenses to average net assets" for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.67% for the year ended October 31, 1995.




                                                        Period         Period

                                                         Ended          Ended
                                                       9/19/95**#     10/31/94*
                                                       ----------     ---------
For a Class B share outstanding throughout
  the period.

Net Asset Value, beginning of period                    $11.30         $13.01
                                                        ------         ------
Income from investment operations:                       (0.03)++       (0.13)
  Net investment loss
  Net (realized and unrealized) loss on securities       (1.02)         (1.55)
                                                        ------         ------
Total loss from investment operations                    (1.05)         (1.68)
                                                        ------         ------

Less distributions:
  Dividends in excess of net investment income              --          (0.03)

Net Asset Value, end of period                          $10.25         $11.30
                                                        ======         ======
Total Return***                                          (9.29)%       (12.93)%
                                                        ======         ======
Ratios/Supplemental Data:
  Net assets, end of period (in 000's)                   $   0          $  15
  Ratio of net investment loss to average net assets+    (0.27)%        (1.97)%
  Ratio of total expenses to average net assets+          2.48%(b)(c)   2.86%

Portfolio turnover rate                                     116%          169%

---------------

   * The Equity Fund commenced selling Class B shares on November 30, 1993.


 ** Class B shares were completely redeemed as of September 19, 1995. The net asset value of $10.25 represents the final stated number at which shares were redeemed on that date.

*** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.


  + Annualized.

 ++ Net investment loss before waiver of fees by the investment adviser and/or administrator was ($0.07) for the period ended September 19, 1995.


  # Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.


(b) Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.89% for the period ended September 19, 1995.

(c) "Ratio of total expenses to average net assets" for the period ended September 19, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.34% for the period ended September 19, 1995.



         INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


        The investment objective and general policies of each Fund are described below. Specific investment techniques that may be employed by the Funds are described in a separate section of this Prospectus. See "Common Investment Strategies." Each
Fund's investment objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Except for the limitations on borrowings, the investment policies for each Fund described in this Prospectus may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust, subject to the limitations contained in the Investment
Company Act of 1940, as amended (the "1940 Act"). The Funds are subject to investment restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.


BJB Global Income Fund

         General. The Income Fund is a non-diversified, open-end mutual fund whose investment objective is to maximize current income consistent with the protection of principal. The Income Fund seeks to achieve its objective by investing in a professionally managed portfolio consisting of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. Such fixed income securities consist of bonds, debentures and notes.

         The Income Fund intends its portfolio to have a duration of approximately five years. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. In contrast, maturity measures only the time until final payment is due on an investment. Depending on market conditions, long-term securities may provide an opportunity for higher income than securities available for purchase by the Income Fund. Although a potential for capital appreciation arises from holding securities with these maturities, capital appreciation is not an objective of the Income Fund. Under normal market conditions, the potential for net asset value fluctuation increases with lengthening maturities.


         Under normal market conditions, the Income Fund will invest substantially all of its assets -- but no less than 65% of its assets -- in fixed income securities consisting of bonds, debentures and notes. Issuers of these securities will be located in at least three countries, and issuers located in any one country (other than the United States) will not represent more than 40% of the Income Fund's total assets. In addition, the

Income Fund will not invest 25% or more of its assets in securities issued by any one foreign government or not more than 25% in supranational organizations as a group, its agencies, instrumentalities or political subdivisions. For temporary defensive purposes, including during times of international political or economic uncertainty, the Income Fund Adviser may determine that all of the Income Fund's investments should be made temporarily in the United States or denominated in U.S. dollars or the Income Fund should invest in short-term investment grade money market obligations denominated in various currencies.



         Portfolio Investments. The Income Fund may invest in a wide variety of fixed income securities issued anywhere in the world, including the United States. The Income Fund may purchase debt obligations consisting of bonds, debentures and notes issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank") or the European Investment Bank. The Income Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Income Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, consisting of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Mexico, the Netherlands, New Zealand, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Income Fund may invest in securities issued in multi-national currency units, such as European Currency Units ("ECUs"), which is a composite of the currencies of several European countries. In order to seek to protect against a decline in value of the Income Fund's assets due to fluctuating currency values, the Income Fund intends to engage in certain hedging strategies, as described under "Common Investment Strategies" below.


         In selecting particular investments for the Income Fund, the Income Fund Adviser will seek to mitigate investment risk by limiting its investments to quality fixed income securities. The Income Fund may not invest in governmental bonds rated at the time of purchase below "A" by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") and may not invest in corporate bonds rated at the time of purchase below "Aa" by Moody's or "AA" by S&P. The Income Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Income Fund Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Income Fund, the Income Fund intends to dispose of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody's and S&P, see the Appendix to this Prospectus.



         The Income Fund Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Income Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

         The Income Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Income Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Income Fund will not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities. As a non-diversified investment company, the Income Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

BJB International Equity Fund

         General. The Equity Fund is a diversified, open-end mutual fund whose investment objective is long-term growth of capital. The Equity Fund seeks to achieve its investment objective by investing in common stocks, convertible securities and preferred stocks of foreign issuers. The Equity Fund is permitted to invest on a world-wide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. However, the Equity Fund normally will not invest in equity securities of U.S. issuers.


         Under normal market conditions, the Equity Fund will invest substantially all of its assets -- but not less than 65% of its assets -- in international equity securities. Issuers of these securities will be located in at least five different countries, although the Equity Fund may at times invest all of its assets in fewer than five countries. In no event, however, will the Equity Fund invest less than 65% of its assets in fewer than three countries. The Equity Fund anticipates that it will invest a portion of its assets in securities of issuers located in developing countries. The Equity Fund will not invest more than 25% of its total assets in the securities of issuers in any one industry. The Equity Fund also may invest in debt securities of foreign issuers, including high-risk and high-yield debt instruments (but in no event in an amount exceeding 10% of the Fund's total assets), when the Equity Fund Adviser believes, based on market conditions, the financial condition of the issuer, general market conditions and other relevant factors, such investments offer opportunities for capital growth. For temporary defensive purposes, including during times of international political or economic uncertainty, the Equity Fund Adviser may determine that all of the Equity Fund's investments should be made temporarily in the United States or denominated in U.S. dollars or that the Equity Fund should invest in short-term investment grade money market obligations denominated in various currencies.




         Portfolio Investments. The Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Equity Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Denmark, Finland, France, Germany, Hong Kong, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Peru, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United

States. The Equity Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants of international issuers. However, the Equity Fund will not invest more than 2.0% of its net assets in warrants that are not listed on a recognized U.S. or foreign exchange. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a date certain or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Equity Fund may invest in securities issued in multi-national currency units, such as ECUs, or American Depository Receipts ("ADRs"), which are receipts for the shares of a foreign-based corporation held in the vault of a U.S. bank and entitling the shareholder to all dividends and capital gains. The Equity Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. In order to seek to protect against a decline in value of the Equity Fund's assets due to fluctuating currency rates, the Equity Fund intends to engage in certain hedging strategies, as described under "Common Investment Strategies" below.




         The Equity Fund will invest substantially all of its assets in equity securities when the Equity Fund Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Equity Fund Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The
Equity Fund Adviser's analysis and selection process focuses on growth potential; investment income is not a consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. The Equity
Fund intends to invest in marketable securities that are

not restricted as to public sale. Most of the purchases and sales of securities by the Equity Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund intends to seek out the securities of large well-established issuers. However, the Equity Fund will invest in the equity securities of smaller emerging growth companies when the Equity Fund Adviser believes that such investments represent a beneficial investment opportunity for the Fund.





         Although the Equity Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Equity Fund Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Equity Fund may invest in preferred stocks that are not convertible into common stock; government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event in an amount exceeding 10% of the Fund's total assets), high-grade commercial paper, certificates of deposit or other debt securities when the Equity Fund Adviser perceives an opportunity for capital growth from such securities or so that the Equity Fund may receive a return on idle cash. The Equity Fund also may invest up to 5% of its total assets in gold bullion and coins, which, unlike investments in many securities, earn no investment income. Since a market exists for such investments, the Equity Fund Adviser believes gold bullion and coins should be considered a liquid investment. The Equity Fund intends to limit its investments in debt securities to securities of U.S. companies, the United States government, foreign governments, domestic or foreign governmental entities and supranational organizations such as the European Economic Community and the World Bank. When the Equity Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but the Equity Fund should not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.




        The Equity Fund is classified as a "diversified" investment company under the 1940 Act, which means that the Equity Fund is limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Under the 1940 Act, a diversified fund may not purchase a security of any issuer (except cash items and U.S. government securities) if (a) it would cause the fund to own more than 10% of the outstanding voting securities of that issuer or (b) if it would cause the fund's holdings of that issuer to amount to more than 5% of the fund's total assets (as applied to 75% of the fund's total assets). The Equity Fund also intends to comply with the diversification requirements imposed by the Internal Revenue
Code of 1986, as amended ("the Code") for qualification as a regulated investment company. The Equity Fund will not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer, provided that this limitation shall not apply to investments in U.S.
government securities.



Investment Limitations




         Each Fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (1) repurchase agreements with maturities greater than seven days and (2) time deposits maturing in more than seven calendar days.
Determinations of the liquidity of a Fund's investments are made by the Board of Trustees. In addition, up to 5% of a Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years. A
Fund may borrow from banks for temporary or emergency purposes in an amount up to 30% of its total assets and may pledge its assets to the same extent in connection with these borrowings.
Whenever bank borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

                  COMMON INVESTMENT STRATEGIES

         In attempting to achieve their investment objectives, the Funds may engage in a variety of investment strategies.

Convertible Securities and Bonds with Warrants Attached

         Each Fund may invest in fixed income obligations convertible into equity securities and bonds issued as a unit with warrants. Convertible securities in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. Each Fund does not intend to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell it as promptly as it can and in a manner which it believes will reduce the risk to the Fund of a loss in connection with the sale. Each Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if it begins to trade separately from the related bond.

Money Market Investments

         Each Fund may invest up to 20% of its total assets in short-term money investment grade market obligations. In addition, on occasion, a Fund's Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by a Fund's Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of a Fund's Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, each Fund could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") (including repurchase agreements with respect to such securities).

U.S. Government Securities

         The U.S. government securities in which each Fund may invest consist of: direct obligations of the United States Treasury
(such as Treasury bills, Treasury notes and Treasury bonds), and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States (such as securities of the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

Portfolio Transactions and Turnover Rate


         The Income Fund Adviser will actively manage the Income Fund to increase investment income. For example, a security may be sold and another with similar investment characteristics purchased to take advantage of a temporary disparity in the normal yield relationship between the two securities. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate.
The Income Fund may experience portfolio turnover of 250% or higher as a result of these investment strategies. The Equity
Fund does not intend to seek profits through short-term trading.
However, certain investment policies followed by the Equity Fund may result in frequent shifts among its investments and could result in portfolio turnover rates as high as 500%. It is a policy of the SEC that a portfolio turnover rate of 500% is inappropriate for a fund whose investment objective is long-term appreciation and that a portfolio turnover rate of 100% is more appropriate for a fund with such an investment objective. High portfolio turnover rates will result in greater dealer markups or underwriting commissions as well as generating additional transaction costs. Each Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

Currency Hedging Transactions

         Each Fund's Adviser intends to seek to limit losses through the use of currency forward contracts, currency and interest rate futures contracts and options on such futures contracts and options on currencies. These strategies will be used for hedging purposes only and not for speculation. Each Fund may hedge its risk of changes in currency exchange rates by hedging up to 100% of its total portfolio in currency hedging transactions.

Currency and Interest Rate Futures Contracts and Options on
Futures

              A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of debt security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by its Adviser, each Fund may enter into currency futures contracts, interest rate futures contracts or related options that are traded on U.S. or foreign exchanges. The Equity Fund also may enter into options contracts relating to gold bullion. Such investments by a Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of a Fund. A Fund may not enter into futures contracts and options on futures contracts that are not considered "bona fide" hedges under regulations of the Commodity Futures Trading Commission. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents set aside plus accrued profits held at a Fund's custodian or a corresponding chart position.


Currency Exchange Transactions and Options on Foreign Currencies

         Each Fund may engage in currency exchange transactions and purchase put and call options on foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following two circumstances:



     (1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

     (2) When a Fund's Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.



         To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will either deposit with its custodian in a segregated account cash or other high-grade liquid debt obligations having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively the currency subject to the forward contract.


         An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

         Each Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

Covered Option Writing

         Each Fund may write options to generate current income or

as hedges to reduce investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Fund has the right to compel such Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

         Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.

        The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) deposit with its custodian in a segregated account cash, U.S. government securities or other high-grade liquid debt obligations having a value at least equal to the exercise price of the underlying securities or
(2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

         Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code. Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will depend on its Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

Purchasing Put and Call Options on Securities


         Each Fund may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. A Fund may utilize up to 2% of its assets to purchase put options on portfolio securities and may do so at or about the same time that they purchase the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 2% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

         Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

Short Sales Against the Box

         Each Fund may make short sales of its portfolio holdings if, at times when a short position is open, a Fund owns the security sold short or owns debt securities convertible or exchangeable into the security sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. Each Fund will segregate the security sold short or convertible or exchangeable debt securities in a special account with its custodian. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

Securities of Other Investment Companies


         Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of a fund's total assets and (c) when added to all other investment company securities held by such fund, do not exceed 10% of the value of the fund's total assets. Investors should note that investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests). Each Fund does not intend to invest more than 5% of its total assets in the securities of other investment companies.

Repurchase Agreements

         Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. The Advisers, acting under the supervision of the Trust's Board of Trustees, monitor the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

When-Issued Securities and Delayed Delivery Transactions

         Each Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will establish a segregated account with its custodian consisting of cash, U.S.

government securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net assets.

Rule 144A Securities

         Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act ("Rule 144A Securities"). A Rule 144A Security may be considered illiquid and therefore subject to a Fund's 15% limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Advisers the daily function of determining and monitoring liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity. The Board of Trustees will consider all factors in determining the liquidity of Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Funds in Rule 144A Securities.


Lending Portfolio Securities

         Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund's securities may not exceed 33 1/3% of the Fund's net assets. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with such Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

         By lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

                          RISK FACTORS



         Because of certain investment strategies which the Funds may employ, investment in the Funds involves certain risks which could affect the Funds' performance.

Foreign Securities

         There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in U.S. investments.
These risks include those resulting from fluctuations in currency exchange rates, devaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or from other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of a Fund's assets, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains to be distributed to shareholders by such Fund. In addition, many of the securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a U.S. company or U.S. government entity. Foreign issuers are not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to some foreign countries, there is the possibility of expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, including the withholding of dividends, political or social instability or domestic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital investment, resource self-sufficiency and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well. Finally, securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable U.S. issuers, and certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

         Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities, and the Funds may be affected unfavorably by exchange control regulations. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges and the expense of maintaining securities with foreign custodians.

Futures and Options

         The use of futures, options and forward contracts exposes the Funds to additional investment risks and transaction costs. If a Fund's Adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to that Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Common Investment Strategies" for further information on the use of futures and options.

High-Yield/High-Risk Bonds

         The Equity Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.


         The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

         Both Funds may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, a Fund's Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.


Fixed Income Investing

         The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.

MANAGEMENT OF THE FUNDS

Board of Trustees


         Overall responsibility for management and supervision of the Trust and the Funds rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser and administrator. The day-to-day operations of each Fund is delegated to its Adviser.
The SAI contains background information regarding each of the Trustees and executive officers of the Trust.


Advisers

Julius Baer Investment Management Inc. serves as the investment adviser to the Income Fund. The Income Fund Adviser is a wholly owned subsidiary of Julius Baer Securities Inc., a registered broker-dealer and investment adviser, which in turn is a wholly owned subsidiary of Baer Holding Ltd. The Income Fund Adviser has been registered as an investment adviser under the Investment Advisers Act of 1940 since April 1, 1983. Bank Julius Baer & Co., Ltd., New York branch ("BJB"), serves as the investment adviser to the Equity Fund. The Equity Fund Adviser also provides the Equity Fund with certain administrative and shareholder services that are not provided by the Administrator. See "Servicing Agent" below. The Equity Fund Adviser, which is an affiliate of the Income Fund Adviser, is the New York branch of a Swiss bank that has over 50 years experience in international portfolio management. The Equity Fund Adviser also serves as servicing agent to the Income Fund (the "Servicing Agent"). As of November 30, 1995, the Income Fund
Adviser had assets under management of approximately $3.36 billion and the Equity Fund Adviser had assets under management of approximately $195 million. The principal executive offices of each Adviser are located at 330 Madison Avenue, New York, New York 10017.


         Subject to the supervision and direction of the Trust's Board of Trustees, a Fund's Adviser manages a Fund in accordance with the Fund's stated investment objective and policies, makes investment decisions for a Fund, places orders to purchase and sell securities on behalf of each Fund and employs professional portfolio managers. For the services provided, the Income Fund pays its Adviser a quarterly fee calculated at an annual rate of
 .65 of 1.00% of the Fund's average daily net assets, out of which the Income Fund Adviser pays the fee payable to the Servicing Agent in an amount equal to .15 of 1.00% of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, the compensation paid to the Income Fund Adviser was .65% of the Income Fund's average net assets. For services provided, the Equity Fund pays its Adviser a quarterly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, the compensation paid to the Equity Fund Adviser was 1.00% of the Equity Fund's average net assets. The Equity Fund Adviser has voluntarily agreed to waive temporarily 50% of its fee. The advisory fees paid by the Equity Fund are higher than those paid by most other mutual funds, but are not higher than those paid by many other international equity funds.



A Fund's Adviser, or Servicing Agent in the case of the Income Fund, may utilize a portion of its fees to pay broker-dealers, banks and other institutions for non-distribution services that these entities provide to their customers that invest in a Fund, such as aggregating and processing purchase and redemption requests for Fund shares, providing sub-accounting services, providing information to customers about the status of their accounts and responding to customers inquiries about a Fund. The agreements between each Fund and its Adviser, or Servicing Agent, in the case of the Income Fund, provide that the Adviser and Servicing Agent, in the case of the Income Fund, will each reimburse the relevant Fund to the extent certain expenses that are described in the SAI exceed applicable state expense limitations in the proportion that the fee retained by it bears to total management fees. The Advisers, the Servicing Agent and Investors Bank, the administrator of each Fund, may voluntarily waive a portion of their fees from time to time, and temporary limits on a Fund's expenses may at times be imposed.



Servicing Agent

         The Servicing Agent provides the Income Fund with certain administrative and shareholder services that are not provided by the Administrator, subject to the supervision and direction of the Board of Trustees. The Servicing Agent provides a variety of services, including furnishing certain internal executive and administrative services, providing office space, responding to shareholder inquiries, acting as liaison between the Income Fund and the Fund's various service providers, furnishing certain corporate secretarial services, which include assisting in the preparation of materials for meetings of the Board of Trustees, coordinating the preparation of proxy statements and annual and semi-annual reports, assisting in the preparation of tax returns and generally assisting in monitoring and developing compliance procedures for the Income Fund. For providing these services to the Income Fund, the Servicing Agent is paid, out of fees payable to the Income Fund Adviser, a quarterly fee calculated at an annual rate of .15 of 1.00% of the Income Fund's average daily net assets.

Portfolio Managers

         Avril Griffiths, Vice President of the Trust, is primarily responsible for management of the Income Fund's assets. Ms. Griffiths had been a Senior Fixed Income Portfolio Manager of the Income Fund Adviser since November 1992. Prior to joining the Income Fund Adviser, she was Vice President/Senior Fixed Income Portfolio Manager at Citibank Asset Management from September

1987.

         Richard Pell, Chief Investment Officer and First
Vice President of the Equity Fund Adviser since January 1995, has been primarily responsible for management of the Equity Fund's assets since March 1995. Prior to joining the Equity Fund Adviser, he was Vice President and head of Global Fixed-Income at Bankers Trust Company. He was a Vice President at Mitchell Hutchins Institutional Investors from 1988 to 1990. Rudolph-Riad Younes, CFP, Vice President and senior equity portfolio manager of the Equity Fund Adviser since September 1993, has been co-managing the Fund with Mr. Pell since April 1995. Prior to joining the Equity Fund Adviser, he was an Associate Director at Swiss Bank Portfolio Management International from 1991 to 1993.


         The management discussion and analysis and additional performance information regarding the Income Fund and the Equity Fund during the fiscal year ended October 31, 1995 is included in the Annual Report dated October 31, 1995. A copy of the Annual Report for the Trust may be obtained upon request without charge by writing or calling the Trust at the address or phone number listed on page one of this Prospectus.

Administrator

         The Administrator, Investors Bank & Trust Company ("Investors Bank" or the "Administrator") located at 89 South Street,
Boston, MA 02111, serves pursuant to an administration agreement (the "Administration Agreement") with the Funds.
Investors Bank also serves as the custodian and accounting agent of the Funds (see "Custodian and Transfer Agent"). For the above-listed administrative and custodial services, including fund accounting and net asset value services, the Funds pay Investors Bank an aggregate monthly fee computed at the annual rate of .12 of 1.00% for the first $500 million in assets, and .08 of 1.00% for assets over $500 million, subject to monthly minimums.




         Pursuant to the Administration Agreement, Investors Bank performs the following services on behalf of the Funds: (a) maintain corporate office space; (b) furnish internal executive and administrative and clerical services; (c) furnish corporate secretarial services including the preparation and distribution of Board materials; (d) prepare shareholder and other reports as required by the Funds; (e) prepare and file documents as required by federal, state or other applicable laws; (f) coordinate the preparation and filing of tax returns; and (g) certain other services as detailed in the Administration Agreement.



Distributor

         The Distributor, Funds Distributor, Inc. ("FDI"), is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings Inc. The parent company of FDI Holdings Inc. is Boston Institutional Group, Inc. The principal executive offices of FDI are located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of NASD.


                            HOW TO OPEN AN ACCOUNT

         In order to invest in the Funds, an investor must first complete and sign an account application, which accompanies this Prospectus. An investor may also obtain an account application by calling 1-800-435-4659 or by writing to Unified at:

        Unified Advisers, Inc.

        P.O. Box 6110
        Indianapolis, Indiana 46206-6110
        Attention: BJB Investment Funds

Completed and signed account applications may be mailed to Unified at the above address.

         Retirement Plans. For information about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA"), self-employed retirement plan ("H.R.10"), a Simplified Employee Pension IRA ("SEP-IRA") or a profit sharing and money purchase plan, an investor should telephone the Distributor at 1-800-362-2863 or write to Unified at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans.


               HOW TO PURCHASE SHARES OF THE FUNDS


General



         Orders received before 4:00 p.m., Eastern Time, on any Business Day will be executed at the public offering price for the Shares determined that day. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business. Generally, the minimum initial investment for each Fund is $2,500 and the minimum for additional purchases for each Fund is $1,000. The minimum initial and subsequent investment requirements for investments made through a tax-deferred retirement plan, other than an IRA, is $500. The minimum initial and subsequent investment requirements for investments through an IRA is $100. All purchase orders will be executed at the public offering price next determined after the purchase order is received. The Funds and the Distributor reserve the right to reject any purchase order.




Purchases Through Brokers


         Shares of the Funds may be purchased through broker/dealers with which the Distributor has entered into dealer agreements. Orders received by such broker/dealers before 4:00 p.m., Eastern Time, on a Business Day will be effected that day provided that such order is transmitted to Unified prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to Unified so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker/dealer, at the investor's option, subsequent purchases may be made directly through Unified.


         Brokers that do not have dealer agreements with the Distributor also may offer to place orders for the purchase of shares.
Purchases made through such brokers will be effected at the public offering price next determined after the order is received by Unified. Such a broker may charge the investor a transaction fee as determined by the broker. That fee may be avoided if shares are purchased through a broker/dealer that has a dealer agreement with the Distributor or through Unified.


Purchases Through the Transfer Agent or Distributor


         Investors may purchase shares and open an account directly through Unified by completing and signing the Account
Application which accompanies this Prospectus. Investors should mail to the Transfer Agent the completed Account Application with a check to cover the purchase in accordance with the instructions provided under "How to Open An Account." Purchases will be executed at the public offering price next determined after Unified has received the Account Application and check. Subsequent investments do not need to be accompanied by an application.


         Investors also may purchase shares of the Funds through the Distributor by bank wire. Investors may purchase shares in this manner by telephoning the Distributor at 1-800-362-2863. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. Accordingly, a bank wire received by 4:00 p.m., Eastern Time, on a Business Day will be effected that day. A wire investment is considered received when Unified is notified that the bank wire has been credited to the relevant Fund. The investor is responsible for providing prior telephonic notice to the Distributor that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Funds. After the Distributor receives a telephone order, an investor should then wire federal funds to:


        Investors Bank & Trust Company (ABA #0110 01438;
        Income Fund DDA No. 000003601)
        Equity Fund DDA No. 000003605)
        [Name of Fund]
        Boston, MA 02111
        For: BJB Investment Funds
        Account of: [investor's name and address]




Purchasing Shares



         Each Fund's public offering price per share is equal to the net asset value per share (see "Net Asset Value").




Automatic Investment Plan


         Investors may purchase Shares of a Fund through the BJB Investment Funds Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more on a monthly or quarterly basis will be sent to Unified from the investor's bank for investment in the specified Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from that Fund in cash. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application which accompanies this Prospectus. Investors should contact their brokers or the Distributor for more information.


Certificates

         In the interest of economy and convenience, physical certificates representing a Fund's shares will not be issued unless an investor submits a written request to Unified or unless the investor's broker requests that Unified provide certificates.

Shares of a Fund are recorded on a register by Unified, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. Accordingly, the Funds strongly recommend that shareholders do not request issuance of certificates.



                HOW TO REDEEM SHARES OF THE FUNDS


         An investor in a Fund may redeem (sell) shares on any day that the Fund's net asset value is calculated (see "Net Asset
Value" below).


         Shares of the Funds may either be redeemed by mail or telephone.

         BY MAIL. If an investor desires to redeem shares by mail, a written request for redemption should be sent to Unified at the address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund from which the redemption is to be made, the dollar amount to be redeemed and the investor's account number. In order to change the bank account designated to receive the redemption proceeds, the investor must send a written request with signature guarantee to Unified. Each mail redemption request must be signed by the registered owner exactly as the shares are registered.


         BY TELEPHONE. An investor may redeem his or her shares by telephone by calling at 1-800-435-4659 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day on which a Fund's net asset value is calculated. An investor making a telephone withdrawal should state (1) the name of the Fund from which the redemption is to be made, (2) the account number of the investor, (3) the name of the investor appearing on the Fund's records, (4) the amount to be withdrawn and (5) the name of the person requesting the redemption. Although it is conceivable that an investor's ability to effect telephone exchanges or redemptions may be impaired by an exceptionally large volume of telephone transactions, the Funds believe that they have made ample provisions to meet the requirements of investors even during periods of extreme market volatility. If, however, the investor is unable to reach Unified by telephone, the investor should submit a written redemption request as explained above. None of the Trust, the Funds or Unified will be responsible for the authenticity of telephone instructions for the purchase, redemption or exchange of shares where such instructions are reasonably believed to be genuine. Accordingly, the shareholder will bear the risk of loss. The Funds will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable, including recording the telephone instructions. To the extent the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, they or their service providers may be liable for such instructions that prove to be fraudulent or unauthorized.

         GENERAL. After receipt of the redemption request by mail, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the Account Application previously filled out by the investor. After receipt of the redemption request by telephone, the redemption proceeds will be wired to the investor's bank as indicated in the Account Application previously filled out by the investor. During periods of significant economic or market change, telephone redemptions may be difficult to implement. Although the Funds will redeem shares purchased by check before the check has cleared, payment of the redemption proceeds will be delayed until such check has cleared, which may take up to ten days from the purchase date.

         If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as next determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at net asset value as next determined. Redemption proceeds will normally be mailed or wired to an investor on the day following the date a redemption order is effected. If, however, in the judgment of a Fund's Adviser, immediate payment would adversely affect a Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Fund may suspend the right of redemption or postpone the day of payment upon redemption for such periods as are permitted under the 1940 Act.

         A $12.00 service charge is imposed on shareholders for effecting wire transfers. No redemption fees are imposed on any redemption of Shares of the Funds.


         The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his or her account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.


          If an investor would like to keep his or her account in a Fund open, he or she should maintain at least $1,000 in it. If the account in a Fund falls below this level due to redemptions, the Fund may close it. Prior to any redemption, the Funds will give an investor 60 days notice to make an additional investment.


                       EXCHANGE PRIVILEGE

         Shares of one Fund may be exchanged for Shares in the other Fund, to the extent that shares are offered for sale in the shareholder's state of residence. No sales charge is imposed for this privilege.


         The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholders. Therefore, an exchanging shareholder may realize a taxable gain or loss in connection with an exchange.


         Shareholders exercising the exchange privilege should review the current Prospectus of the Funds carefully prior to making an exchange. The Trust reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after 60 days' written notice to shareholders. For further information regarding the exchange privilege or to obtain a current Prospectus, investors should contact the Trust at the telephone number or address listed in this Prospectus.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions


         Each Fund distributes, or will distribute, substantially all of its net investment income and capital gains to shareholders each year. Net investment income includes interest accrued on a Fund's portfolio securities for the applicable period less amortization of market premium and applicable expenses for such period. The Income Fund declares and pays monthly dividends from its net investment income; distributions of net realized short-term and long-term capital gains are declared annually. The Equity Fund declares and pays annually dividends from its net investment income and distributions of net realized short-term and long-term capital gains. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Shares of such Fund at net asset value. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Unified at the address set forth under "How to Open an Account in the Funds."

Taxes





         Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, may be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Funds expect to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.



         Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Fund Shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Fund Shares or whether such distributions are received in cash or reinvested in Fund Shares. As a general rule, an investor's gain or loss on a sale or redemption of his or her Fund Sshares will be a long-term capital gain or loss if he or she has held the shares for more than one year and will be a short-term capital gain or loss if he or she has held the shares for one year or less. A Fund's dividends and distributions generally will not qualify for the dividends-received deduction for corporations. Investors should consult their own tax advisers in this regard.



         Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors should consult their own tax advisers in this regard.




         If a Fund qualifies as a regulated investment company, then if certain distribution requirements are satisfied and more than 50% of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to treat an amount equal to their pro rata portions of the applicable foreign income taxes as taxable income for federal income tax purposes and could treat an amount equal to their pro rata portions of such foreign income taxes as a federal income tax deduction or as a foreign tax credit against their federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Investors should consult their own tax advisers in this regard.



         A redemption of Fund Shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed Shares. An exchange of one Fund's shares for shares of the other Fund generally will have similar tax consequences. In addition, if Fund shares are purchased within 30 days of redeeming other Fund shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares or be recharacterized.

         Statements as to the tax status of each investor's dividends are mailed annually. Each investor will also receive, if appropriate, various written notices after the close of each Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                         NET ASSET VALUE

         Each Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Funds generally changes each day.



         The net asset value per share of a Fund is determined as of the close of regular trading on the NYSE and is computed by dividing the value of the Fund's net assets by the total number of its shares outstanding. Generally, the Funds' investments are valued at market value or, in the absence of a quoted market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges preceding the calculation of a Fund's net asset value, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.





         Securities listed on a U.S. securities exchange (including securities traded through the National Market System) will be valued on the basis of the last sale on the date on which the valuation is made or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Other U.S.

over-the-counter securities and securities listed or traded on certain foreign stock exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the bid price at the close of business on each day. Option or futures contracts will be valued at the last sale price at 4:15 p.m., Eastern time, on the date on which the valuation is made, as quoted on the primary exchange or board of trade on which the option or futures contract is traded, or in the absence of sales, at the mean between the last bid and asked prices. Unless the Board of Trustees determines that using this valuation method would not reflect the investments' value, short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Further information regarding the Funds' valuation policies is contained in the SAI.


                     THE FUNDS' PERFORMANCE

Yield



         From time to time, the Income Fund may advertise its yield over various periods of time. The yield of the Fund refers to net investment income generated by the Fund over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Fund during that thirty-day period is assumed to be generated monthly over a 12-month period and is shown as a percentage of the investment.

Total Return

         From time to time, the Funds may advertise their average annual total return. Average annual total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of a Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Average annual total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-to-date or quarterly basis). When considering average annual total return figures for periods longer than one year, it is important to note that a Fund's average annual total return for one year in the period might have been greater or less than the average for the entire period. When considering average annual total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Funds for the specific period (again reflecting changes in each Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average annual total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).


         Investors should note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The SAI describes the method used to determine the Funds' performance. Current yield and total return figures may be obtained by calling Unified at 1-800-435-4659.


         In reports or other communications to investors or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or (2) appropriate indices of investment securities. The Funds may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Changing Times, Financial Times, Forbes, Fortune, Institutional Investor, The International Herald Tribune, Money, Inc., Morningstar, Inc., The New York Times, The Wall Street Journal and USA Today.


                  CUSTODIAN AND TRANSFER AGENT


         Investors Bank is located at 89 South Street, Boston, MA 02111, and serves as custodian and accounting agent of each Fund. Unified, a wholly owned subsidiary of Unified Holdings Inc. located at 429 N. Pennsylvania Avenue, Indianapolis, Indiana 46206-1873, serves as each Fund's transfer agent.



             DISTRIBUTION AND SHAREHOLDER SERVICING

         Each Fund offers shares through certain financial institutions, including broker-dealers (such as the Distributor), investment advisers, banks, trust companies and other financial institutions acting in an agency capacity on behalf of their customer accounts ("Service Organizations"), which have entered into distribution agreements or shareholder servicing agreements ("Agreements") with the Fund.




         Under the Agreements, Service Organizations agree to perform certain distribution, shareholder servicing, administrative and accounting services for their clients and customers ("Customers") who are beneficial owners of Fund shares. Distribution services would be marketing or other services in connection with the promotion and sale of shares. Other services that may be provided by Service Organizations include (1) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with Unified, (2) processing dividend payments from a Fund on behalf of Customers and (3) providing sub-accounting with respect to Fund shares beneficially owned by Customers or the information to a Fund necessary for sub-accounting. The Trust's Board of Trustees has approved a Distribution Plan under Rule 12b-1 with respect to the Shares of each Fund under the 1940 Act pursuant to which a Fund may expend an aggregate amount on an annual basis not to exceed .25% of the value of the Fund's average daily net assets attributable to the Shares for services provided under the Distribution Plan. The Board of Trustees has also approved a Shareholder Services Plan, which is not governed by Rule 12b-1, with respect to the Shares of each Fund that permits a Fund to pay an annual amount not to exceed .25% of the value of the Fund's average net assets attributable to the Shares for services provided under the Shareholder Services Plan. The maximum aggregate amount payable annually under the Distribution Plan and the Shareholder Services Plan with respect to the Shares of each Fund is .25% of the Fund's average net assets attributable to the Shares. The services to be provided under the Plans are substantially the same, except that under the Distribution Plan and the related distribution agreements the Service Organization provides distribution services in connection with the promotion or sale of shares while no such services are provided under the Shareholder Services Plan and the related shareholder servicing agreements.


                       GENERAL INFORMATION

         The Trust was organized on April 30, 1992 under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust. On September 16, 1993, the Trust changed its name from BJB
Global Income Fund to BJB Investment Funds.


         When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held. Generally, shares of the Trust vote by individual Fund on all matters except (a) matters affecting only the interests of one Fund, in which case only shares of the affected Fund would be entitled to vote or (b) when the 1940 Act requires that shares of the Funds be voted in the aggregate. There will normally be no meetings of investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. Any Trustee may be removed from office upon the vote of shareholders holding at least a majority of the Trust's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. The Trust will assist shareholders in communicating with other shareholders.



         The Trust will send to investors in a Fund a semi-annual report and an annual report including audited financial statements and schedules for that Fund, each of which includes a list of the investment securities held by the Fund.



------------------------------------------------------------------
No person has been authorized to give any information or to make any representations other than those contained in this
Prospectus, the SAI or the Trust's official sales literature in connection with the offering of shares of the Funds and if given or made such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer of Shares in any state in which or to any person to whom, such offer may not lawfully be made.
------------------------------------------------------------------


               APPENDIX -- DESCRIPTION OF RATINGS
Commercial Paper Ratings


        Standard and Poor's Ratings Group Commercial Paper Ratings



        A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.



        A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.




        A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".





Moody's Investors Service's Commercial Paper Ratings



        Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.



        Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



Corporate Bond Ratings




The following summarizes the ratings used by S&P for corporate bonds:



AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.




AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.



A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C-- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions




CI - Bonds rated "CI" are income bonds on which no interest is being paid.




         To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating  categories.


         The following summarizes the ratings used by Moody's for corporate bonds:


Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.



Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.




B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.




Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.




Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.




 C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking;
and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.






                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1996


                              BJB INVESTMENT FUNDS

                                89 South Street
                          Boston, Massachusetts 02111

                      For information, call (800) 435-4659



                                    Contents


Investment Objective (see in Prospectus under "Investment Objectives                       Page

        and Policies of the Funds")                                                          2

Investment Policies (see in Prospectus under "Investment Objectives
        and Policies of the Funds")                                                          2

Management of the Funds (see in Prospectus under "Management of the Funds")                 19

Additional Purchase and Redemption Information (see in Prospectus under  "How to Open an Account in the Funds." "How to Purchase
        Shares in the Funds" and "How to Redeem Shares in the Funds")                       27

Additional Information Concerning Exchange Privilege (see in Prospectus
        "Exchange Privilege")                                                               28

Additional Information Concerning Taxes (see in Prospectus under
        "Dividends, Distributions and Taxes")                                               28

Determination of Performance (see in Prospectus under "The Funds' Performance")             29

Independent Auditors                                                                        32

Counsel                                                                                     32

Financial Statements                                                                        32





         This Statement of Additional Information is meant to be read in conjunction with the current Prospectus dated March 1, 1996 of BJB Global Income Fund (the "Income Fund") and BJB International Equity Fund (the "Equity Fund")

(individually, a "Fund" and collectively, the "Funds") of the BJB Investment Funds (the "Trust") and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus and information regarding each Fund's current performance or the status of shareholder accounts may be obtained by calling 1-800-435-4659 or by writing to Unified Advisers, Inc. ("Unified"), each Fund's transfer agent, 429 N. Pennsylvania Avenue, Indianapolis, Indiana 46204-1873.



                              INVESTMENT OBJECTIVE

BJB Global Income Fund

         The investment objective of the Income Fund is to maximize current income consistent with the protection of principal. The Income Fund will pursue its objective by investing in fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including

U.S. dollars. There can be no assurance that the investment objective of the Income Fund will be achieved.

         Bonds issued by the United States government have declined as a percentage of the total government bonds outstanding and currently represent less than one-half of such amount. In addition, from time to time, the yields and returns available from certain foreign government obligations have exceeded those available from U.S. government obligations. In light of these factors, an investment in the Income Fund provides investors with an opportunity to participate in non-U.S. fixed-income markets, which the Income Fund's investment adviser believes may result in an investor's fixed-income holdings being less volatile in certain market environments than if such holdings were composed exclusively of U.S. issuers. The Income Fund is also designed for investors who seek yields higher than those currently available from U.S. money market funds, although there can be no assurance that the Income Fund's yield will exceed money market yields. However, the Income Fund is not designed for investors that are not able to bear the additional risks associated with the Income Fund's extensive holdings in foreign fixed-income securities.

BJB International Equity Fund

         The investment objective of the Equity Fund is to seek long-term growth of capital. The Equity Fund will pursue its objective by investing in a diversified portfolio of common stocks of foreign issuers of all sizes. The Equity Fund normally invests in issuers from at least five different countries. There can be no assurance that the investment objective of the Equity Fund will be achieved.

         Realization of income is not a significant investment consideration and any income realized on the Equity Fund's investments will be incidental to its primary objective. The Equity Fund is not suitable for investors that are not able to bear the additional risks associated with the Equity Fund's extensive holdings in foreign equity securities. The Equity Fund is also not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.


                              INVESTMENT POLICIES

         The Prospectus discusses the investment objectives of the Funds and the policies employed to achieve those objectives. This section contains supplemental information concerning the investment policies and strategies the Funds may utilize.

Additional Information on Investment Practices

         Foreign Investments. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

         The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

         Many of the securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

         Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.




         The interest payable on each Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international funds.


         Each Fund will not invest more than 25% or more of its assets in the securities of supranational entities.


         Futures Activities. The Funds may enter into futures contracts for the purchase and sale of fixed income securities or foreign currencies and purchase or write related options that are traded on foreign as well as U.S. exchanges. These investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the Funds and not for purposes of speculation. The ability of the Funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies.

         Futures Contracts. A futures contract for the purchase or sale of fixed income securities provides for the future sale by one party and the purchase by the other party of a certain amount of a specific debt instrument at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.


         Entering into a futures contract enables a Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of such Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. A Fund will not use leverage when it enters into long futures or options contracts and for each such long position such Fund will deposit cash or cash equivalents, such as U.S. government securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

         The purpose of entering into a futures contract is to protect a Fund from fluctuations in value of its portfolio securities without its necessarily buying or selling the securities. Of course, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of such Fund's assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or high-grade debt obligations, equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.

         There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of Julius Baer Investment Management Inc. (the "Income Fund Adviser"), the Income Fund's investment adviser, or Bank Julius Baer & Co., Ltd., New York branch (the "Equity Fund Adviser"), the Equity Fund's investment adviser (individually, an "Adviser" and collectively, the "Advisers"), to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.


         Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of such Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


         If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

         Options on Futures Contracts. The Funds may purchase and write put and call options on interest rate and foreign currency futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in interest rates and market conditions, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed income security futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Funds.

         There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.



         Currency Hedging Transactions. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, intend to engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund's expenses and would increase an investor's total return. The Funds will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes. The Funds' activities in foreign currency hedging transactions will be limited by certain tax restrictions.


         The following is a description of the hedging instruments the Funds may utilize with respect to foreign currency exchange rate fluctuation risks.


         Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (the "hedged currency"). A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If a Fund enters into a position hedging transaction, cash or liquid high-grade debt securities will be placed in a segregated account in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.


         At or before the maturity of a forward contract, a Fund may either sell a portfolio security and take delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


         The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

         If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Code for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

         Foreign Currency Options. The Funds may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.



         A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.


         Foreign Currency Futures and Related Options. The Funds may enter into currency futures contracts to purchase and sell currencies. They also may purchase options on currency futures. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. A Fund also would be required to segregate assets or otherwise cover, as described above, the futures contracts requiring the purchase of foreign currencies. These limitations are described more fully above under the heading "Futures Activities." Most currency futures call for payment or delivery in U.S. dollars.



         Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. An option on a foreign currency futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.


         Currency futures and related options are subject to the risks of other types of futures activities, as described above. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates.

Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.


         A more detailed discussion of futures contracts and options on futures contracts, including the risks associated with such transactions and certain limitations on the percentage of assets that may be used in such transactions, can be found above under the heading "Futures Activities."

         Options on Securities. In order to hedge against adverse market shifts,

a Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities, in each case that are traded on foreign as well as U.S. exchanges or in the over-the-counter market. In addition, a Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. A Fund may write only covered call options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security without additional consideration for as long as it remains obligated as the writer of the option.

         The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


         Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

         So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

         An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

         A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.


         Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.



         Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Advisers and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

         In the case of options written by a Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

         Additional risks exist with respect to certain of the U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

         In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

         Options on Gold. For hedging purposes, the Equity Fund may purchase put and call options on gold and write covered call options on gold in an amount which, when added to its assets committed to margin and premiums for gold futures contracts and related options, does not exceed 5% of the Equity Fund's net assets. The Equity Fund will only enter into gold options that are traded on a regulated domestic commodities exchange or foreign commodities exchanges approved for this purpose by the Commodity Futures Trading Commission.

         Short Sales "Against the Box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, a Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

         The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


         U.S. Government Securities. The Funds may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing

Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the United States Treasury and instruments that are supported by the credit of the instrumentality. Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


         Securities of Other Investment Companies. The Funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. However, a Fund does not intend to invest more than 5% of its assets in the securities of other investment companies.


         Repurchase Agreements. A Fund may engage in repurchase agreement transactions by investing up to 20% of its total assets with respect to any securities in which it invests. A Fund will enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

         When-Issued Securities and Delayed Delivery Transactions. A Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or high-grade debt obligations equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

         International Warrants. The Equity Fund may invest up to 10% of its total assets in warrants of international issuers. The Equity Fund's holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a date certain or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Equity Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.


         Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. The Equity Fund will not buy bonds with warrants attached. Most warrants trade in the same currency as the underlying stock ("domestic warrants"), but also may be traded in different currency ("euro-warrants"). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Equity Fund Adviser believes that international warrants should be considered a liquid investment.



         Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.


         Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

         Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

         Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long term options have an initial period of one year or more, but generally have terms between three and five years. At present long term options are traded only in the Netherlands, where a distinct market does not exist. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.


         The Equity Fund will acquire only covered warrants, index warrants, interest rate warrants and long term options issued by entities deemed to be creditworthy by its Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the Equity Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Equity Fund.


Other Investment Limitations

         The investment limitations numbered 1 through 11 have been adopted by the Trust with respect to each Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment limitations 12 through 15 may be changed by a vote of the Board of Trustees at any time.

         A Fund may not:

         1. Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         3. Make loans, except that the Fund may purchase or hold publicly distributed fixed income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

         4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed income securities secured by real estate, mortgages or interests therein, (b)

securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

         6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

         7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

         8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

         10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

         11. Invest more than 15% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

         12. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         13. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of its Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

         14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5%

of the value of each Fund's net assets (10% in the case of the Equity Fund) of which not more than 2% of each Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.


         15.  Invest in oil, gas or mineral leases.

         A Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, such Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

         The Prospectus discusses the time at which the net asset value of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.



         Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies Investors Bank & Trust Company, as each Fund's accounting agent, may consult with an independent pricing service retained by the Fund.


         Securities listed on a U.S. securities exchange (including securities traded through the National Market System) or on a foreign securities exchange will be valued on the basis of the closing value on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. U.S. over-the-counter securities and securities listed or traded on certain foreign stock exchanges whose operations are similar to the U.S. over-the-counter market will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined by or under the direction of the Board of Trustees. Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. The valuation of fixed income securities held by a Fund (other than U.S. government securities and short-term investments) is made by the Administrator after consultation with an independent pricing service (the "Pricing Service") approved by the Board of Trustees. When, in the judgment of the Pricing Service,

quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there is no readily obtainable market quotation are carried at fair value as determined by the Pricing Service. For the most part, such investments are liquid and may be readily sold. Notwithstanding the above, the Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Pricing Service are reviewed periodically by the officers of a Fund under the general supervision and responsibility of the Board of Trustees, which may replace any such Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at their fair value as determined in good faith by the Board of Trustees.


Portfolio Transactions

         Each Fund's Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

         Each Fund's Adviser will select specific portfolio investments and effect transactions for the Funds. An Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, an Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, an Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or other accounts over which an Adviser exercises investment discretion. Research and other services received may be useful to an Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to each Adviser under its advisory agreement with a Fund is not reduced by reason of its receiving any brokerage and research services.

         Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, each Fund's Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


         Any portfolio transaction for a Fund may be executed through Funds Distributor Inc., the Fund's distributor (the "Distributor"), or Julius Baer Securities Inc., the parent company of the Advisers, or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. For the fiscal years ended October 31, 1995 and October 31, 1994, the Equity Fund paid $2,518 and $2,227, respectively, in brokerage commissions to BJB-Frankfurt and BJB-Zurich, affiliates of the Adviser or 2.6% and .77% of the total brokerage commissions paid. BJB-Frankfurt and BJB-Zurich executed 6.7% and .78% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended October 31, 1995 and October 31, 1994, respectively. For the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period from October 4, 1993 (commencement of operations) through October 31, 1993, the Equity Fund paid total brokerage commissions of $95,165, $284,732 and $59,793, respectively. For the fiscal years ended October 31, 1995 and October 31, 1994, the Income Fund paid total brokerage commissions of $0 and $4,683, respectively. For the fiscal year ended October 31, 1993 and for the fiscal period from July 1, 1992 (commencement of operations) through October 31, 1992 the Income Fund paid no brokerage commissions.


         In no instance will portfolio securities be purchased from or sold to the Advisers, the Distributor or any affiliated person of such companies.




         A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.


Portfolio Turnover

         Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


        Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 1995, the Income Fund's portfolio turnover rate was 319% and 320%,
respectively.   For each of the two fiscal years ended October 31, 1995, the
Equity Fund's portfolio turnover rate was 116% and 169%, respectively.


                            MANAGEMENT OF THE FUNDS

Board of Trustees


         The names of the Trust's Trustees and executive officers , their addresses, ages, principal occupations during the past five years and other affiliations are set forth below.



Harvey B. Kaplan*                      Trustee                   Controller (Chief Financial Officer),
80 Voice Road                                                    Easter Unlimited, Inc. since May 1990;
Carle Place, New York 11514                                      prior to May 1990, Treasurer (Chief
Age: 58                                                          Financial Officer), Buddy L. Corp.


Robert S. Matthews                     Trustee                   Partner of Matthews & Co.
331 Madison Avenue                                               (certified public accountants).
8th Floor
New York, New York  10017
Age: 52

Gerard J.M. Vlak                       Trustee                   Retired;  1988-1991 Regional


1523 Monticello Drive                                            Manager of Amsterdam-Rotterdam
Gladwyne, PA 19035                                               Bank, New York.
Age: 62



Peter J. Widmer**                      Trustee                   Chairman of Julius Baer Investment
Julius Baer Investment                                           Management, Inc.; Member of
Management Inc.                                                  Management Committee of Baer
330 Madison Avenue                                               Holding Ltd.; since 1990, Chairman of
New York, New York  10017                                        Limited, Julius Baer Investments
Age: 58                                                          London, and Infidar Investment
                                                                 Advisory Ltd.

Peter Wolfram                          Trustee                   Partner in the law firm of
101 Park Avenue                                                  Kelley Drye & Warren.
New York, New York  10178
Age: 42


David E. Bodner                        President                 Executive Vice President, North
Bank Julius Baer & Co., Ltd.                                     America, of Bank Julius Baer & Co.
330 Madison Avenue                                               Ltd., New York branch;
New York, New York  10017                                        President and Director of Baer
Age: 61                                                          American Banking Corporation;
                                                                 Chairman of the Board of
                                                                 Julius Baer Securities Inc. Chairman
                                                                 of the Board of The European
                                                                 Warrant Fund, Inc.




Jay Dirnberger                         Vice President            Managing Director of  Julius Baer
Julius Baer Investment                                           Investment Management Inc.; Vice
Management Inc.                                                  President of Julius Baer Securities Inc.
330 Madison Avenue
New York, New York  10017
Age:  51


Rudolph-Riad Younes                    Vice President            Vice President of Bank Julius Baer and
Bank Julius Baer & Co., Ltd.                                     Co., Ltd. New York branch, since 1993.
330 Madison Avenue                                               Prior to 1993, Associate Director
New York, New York  10017                                        Portfolio Management International,
Age: 34                                                          Swiss Bank Corp. since 1991.



Bernard Spilko                         Chief Financial           Senior Vice President of Bank Julius
Bank Julius Baer & Co., Ltd.           Officer                   Baer & Co., Ltd., New York branch;
330 Madison Avenue                                               Director and Managing Director of
New York, New York  10017                                        Julius Baer Securities Inc.; Director of
Age:  54                                                         Baer American Banking Corporation;
                                                                 Director and President of The European

                                                                 Warrant Fund, Inc.



Avril Griffiths                         Vice President           Portfolio Manager of the Income Fund;
Julius Baer Investment                                           prior to August 1994,  Senior Fixed
Management Inc.                                                  Income Portfolio Manager of Julius
Bevis Marks House                                                Baer Investment Management, Inc.;
Bevis Marks London                                               prior to November 1992, Vice
EC3A-7NE                                                         President/Senior Fixed Income Portfolio
Age:49                                                           Manager at Citibank Asset Management.


Paul J. Jasinski                       Assistant Treasurer       Managing Director, Investors Bank &
Investors Bank & Trust Company                                   Trust Company, since 1990; Vice
89 South Street                                                  President, Bank of New England,
Boston, MA  02111                                                July 1985 - 1990.
Age:  48


Paul E. Fries                          Assistant Treasurer       Account Manager, Investors Bank &
Investors Bank & Trust Company                                   Trust Company, since 1994; Director
89 South Street                                                  of Internal Audit, 1991-1994, Investors
Boston, MA  02111                                                Bank; Audit Senior, Deloitte & Touche's
Age: 31                                                          Financial Services Industry Practice Group,
                                                                 1989-1991.


Robert Discolo                          Secretary                Vice President of Bank Julius Baer &
Bank Julius Baer & Co., Ltd.                                     Co., Ltd., New York branch, and Julius
330 Madison Avenue                                               Baer Securities Inc.; Chief Financial
New York, New York  10017                                        Officer and Secretary of The European
Age:  34                                                         Warrant Fund, Inc.; prior to July 1991,
                                                                 Assistant Controller (Partnerships) of
                                                                 Merrill Lynch & Co.


George M. Boyd                         Assistant Secretary       Director, Mutual Fund Administration -
Investors Bank & Trust Company                                   Legal and Regulatory, Investors Bank &
89 South Street                                                  Trust Company since July 1995;
Boston, MA  02111                                                Counsel, The Shareholder Services
Age: 51                                                          Group, First Data Corporation March -
                                                                 July 1995; Vice President and Counsel,
                                                                 440 Financial Group of Worcester, Inc.,
                                                                 Allmerica Financial January 1992 -
                                                                 March 1995; Vice  President, Secretary
                                                                 and General Counsel, Carnegie Capital
                                                                 Management Company 1986 - January 1992.


Susan C. Mosher                        Assistant Secretary       Director, Investors Bank & Trust
Investors Bank & Trust Company                                   Company since 1995; Associate
89 South Street                                                  Counsel, 440 Financial Group of
Boston, MA  02111                                                Worcester, Inc. 1993-1995; Associate

Age: 41                                                          and Partner Gallagher, Callahan and
                                                                 Gartrell, P.A., 1987-1992.



-------------

*  Trustee who has a discretionary account with Julius Baer
  Securities (less than $50,000).



** A Trustee who is an interested person of the Trust within the meaning of the 1940 Act.



         No director, officer or employee of the Adviser, Servicing Agent, the Distributor, Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer or Trustee. The Trust intends to pay each of its Trustees who is not a director, officer or employee of the Advisers, Servicing Agent, the Distributor or the Administrator or any affiliate thereof an annual fee of $5,000 plus $250 for each Board of Trustees meeting attended and reimburse them for travel and out-of-pocket expenses. For the fiscal year ended October 31, 1995, such fees and expenses totaled approximately $ 11,300 for the Trust. As of November 30, 1995, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding. As of November 30, 1995, the following individuals or entities beneficially owned more than 5% of the outstanding shares of the Funds:



Income Fund:

Name and Address of                      Amount of           Percent of
  Owner                                Shares Owned         Shares Owned

Dauphin Deposit Bank & Trust Co.          230,643.92             16.68%
(beneficial owner)
Financial Services Group
213 Market Street
Harrisburg, PA 17101


Robert L. Freedman and Ann L. Freedman     70,592.28              5.11%
(beneficial owners)
114 East 72nd Street
New York, NY 10021




Harry Frisch and Lilo Frisch               99,554.28              7.20%
(beneficial owner)

P.O. Box 41430
Jacksonville, FL 32203


Robert C. Wetenhall                        72,225.45              5.22%
(beneficial owner)
c/o Mc Coonell, Wetenhall and Co.
375 Park Avenue
New York, NY 10152

Equity Fund:

Name and Address of                   Amount of           Percent of
  Owner                             Shares Owned         Shares Owned


Bank Julius Baer Zurich                  307,614.39             32.79%
(beneficial owner)
Bahnhofstrasse 36
P.O. Box 8010
Zurich, Switzerland


Martin Gardner                            50,561.92              5.39%
(beneficial owner)
6100 S. Gramercy Place
Los Angeles, CA 90047



Premier Total Return Fund                 68,587.11              7.31%
(beneficial owner)
P.O. Box 662
c/o CITCO Building
Roadtown, Tortola
British Virgin Islands


Sierra  Trust                            128,940.76             13.74%
(beneficial owner)
(JBBT as Trustee)
P.O. Box 1100
Grand Cayman, Grand Cayman Islands


Investment Advisers and Administrator



         Julius Baer Investment Management Inc. serves as the investment adviser to the Income Fund. Bank Julius Baer & Co., Ltd., New York branch, serves as the investment adviser to the Equity Fund. Bank Julius Baer & Co., Ltd., New York

branch, (the "Servicing Agent") also serves as administrative services agent to the Income Fund. Prior to August 5, 1994, Bank Julius Baer & Co., Ltd. also served as subadviser (the "Subadviser") to the Income Fund. Investors Bank & Trust Company (the "Administrator") serves as administrator to each Fund. The Advisers, the Servicing Agent and the Administrator each serve pursuant to separate written agreements (the "Advisory Agreement," the "Servicing Agent Agreement" and the "Administration Agreement," respectively). The services provided by, and the fees payable to, each Adviser under the Advisory Agreement, the Servicing Agent under the Servicing Agent Agreement and the Administrator under the Administration Agreement are described in the Prospectus. Investors Bank & Trust Company became Administrator for each Fund on January 30, 1995; prior to January 30, 1995, The Shareholder Services Group served as Administrator. For each of the three fiscal years ended October 31, 1995 and for the fiscal period from July 1, 1992 through October 31, 1992, the Income Fund incurred $130,501, $329,765, $267,710 and $62,628, respectively, in advisory and subadvisory fees. For the fiscal period from July 1, 1992 through October 31, 1992, the Adviser and Subadviser voluntarily waived their fees with respect to the Income Fund. For each of the two fiscal years ended October 31, 1995 and for the fiscal period from October 4, 1993 through October 31, 1993, the Equity Fund incurred $93,521, $222,018 and $5,705 respectively, in advisory fees. For the fiscal year ended October 31, 1995, the Income Fund incurred $105,564 in administration and custodian fees. For each of the two fiscal years ended October 31, 1994 and for the fiscal period ended October 31, 1992, the Income Fund incurred $156,709, $131,732 and $33,333, respectively, in administration fees. For the fiscal period from July 1, 1992 though October 31, 1992 the Administrator voluntarily waived fees in the amount of $8,333. For the fiscal year ended October 31, 1995, the Equity Fund incurred $81,483 in administration and custodian fees. For the fiscal year ended October 31, 1994 and the fiscal period from October 4, 1993 though October 31, 1993, the Equity Fund incurred $106,393 and $1,826, respectively, in administration fees.


         The Advisers have agreed that if, in any fiscal year, the expenses borne by a Fund exceed applicable expense limitations imposed by the securities regulations of any state in which shares of a Fund are registered or qualified for sale to the public, each of them would reduce the fees paid to them by such Fund to the extent required by such regulations in the proportion that the fee it retains bears to total management fees. Unless otherwise required by law, such fee reduction would be accrued and paid on a monthly basis. The most restrictive annual expense limitation applicable to each Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund. For the fiscal period ended October 31, 1995, expense reimbursements totaled .52% of average net assets which reflects a voluntary fee waiver by the Equity Adviser with respect to the Equity Fund of 40% of its 1.00% annual advisory fee, in addition to a mandatory waiver of .12% to comply with a state securities regulation.



Organization of the Trust

         The Trust was organized on April 30, 1992 as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992 (the "Trust Agreement"). Under the Trust

Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

         Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are transferable but have no preemptive, conversion or subscription rights.

         Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


Custodian and Transfer Agent


         As described in the Prospectus, Investors Bank & Trust Company ("Investors Bank") is custodian of each Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, Investors Bank (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) makes receipts and disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and (e) makes periodic reports to the Board of Trustees concerning each Fund's operations. Investors Bank is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the approval of the Board of Trustees. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act.


         Unified has agreed to serve as the Trust's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which Unified
(a) issues and redeems shares of the Trust, (b) addresses and mails all communications by the Trust to record owners of Trust shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board of Trustees concerning the Funds' operations.

Distribution and Shareholder Servicing Arrangements

         The Trust intends to enter into distribution agreements or shareholder servicing agreements ("Agreements") with certain financial institutions ("Servicing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Funds.


         A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year);
(2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and Statement of Additional Information in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.


         There are currently unresolved issues with respect to existing laws and regulations relating to the permissible activities of banks and trust companies, including the extent to which certain Service Organizations may perform shareholder and administrative services. A judicial or administrative decision or interpretation with respect to those laws and regulations, as well as future changes in such laws and regulations, could prevent certain Service Organizations from performing these services or from receiving payments for performing these services. In addition, state securities law on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a Service Organization were prohibited from performing these services, it is expected that all arrangements between the Trust and the Service Organization would be terminated and that Customers of the Service Organization who seek to invest in the Trust would have to purchase and redeem shares directly through the Distributor or Unified.



         The Agreements will be governed by a Distribution Plan or a Shareholder Services Plan (the "Plans"). The Plans require that the Board of Trustees receive, at least quarterly, written reports of amounts expended under the Plans and the purpose for which such expenditures were made. A Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. Any material amendment of the Plans would require the approval of the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Trust that have invested pursuant to the Plan. For the fiscal years ended October 31, 1995, the Income Fund paid $50,114 for Class A shares in distribution fees. For the fiscal year ended October 31, 1995, the Income
Fund paid $231 for Class B shares in distribution fees. For the fiscal year ended October 31, 1995, such payments included $50,345 for compensation to sales personnel. For the fiscal year ended October 31, 1995, the Equity Fund paid $23,382 for Class A shares and $113 for Class B shares in distribution fees. For the fiscal year ended October 31, 1995, such payments included compensation to sales personnel of approximately $23,495.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Funds may make payment wholly or partly in securities or other property. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

             ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE


         Shares of one Fund may be exchanged for Shares of the other Fund to the extent such Shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their Shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical.



         The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to all shareholders resident in any state in which Fund shares being acquired may be legally sold. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Funds.



         Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

         Each Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its taxable net investment income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its taxable net investment income and its net realized long-term and short-term capital gains are distributed to its shareholders. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains.

         To qualify as a regulated investment company a Fund must, among other things, derive less than 30% of its gross income in each taxable year from the sale or other disposition of, among other things, stock or securities held for less than three months. Legislation currently pending before the United States Congress would repeal the requirement that a regulated investment company must derive less than 30% of its gross income from the sale or other disposition of stock or securities that are held for less than three months. However, it is impossible to predict whether this legislation will become law and, if it is so enacted, what form it will eventually take.


         A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively, that are described in the preceding paragraph. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

         The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                         DETERMINATION OF PERFORMANCE



         From time to time, the Trust may quote a Fund's performance in advertisements or in reports and other communications to shareholders.

Yield

         The Income Fund's yield figure is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                                 6
                                Yield=2[(a-b + 1) -1]
                                         ---
                                         cd

                                Where:

                                a = dividends and interest earned during the
                                    period.


                                b = expenses accrued for the period (net of
                                    reimbursements).

                                c = the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                                d = the maximum offering price per share on
                                    the last day of the period.


         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Income Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations. The 30 day yield for Shares of the Income Fund for the period ended October 31, 1995 was 4.42%.


         Investors should recognize that in periods of declining interest rates, the Income Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Income Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

        "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
                                      n
                                P(1+T)  = ERV

                Where:          P = a hypothetical initial payment of $1,000.

                                T = average annual total return.

                                n = number of years.

                                ERV = Ending Redeemable Value of a
                                      hypothetical $1,000 investment made at
                                      the beginning of a 1-, 5- or 10-year
                                      periods at the end of the 1-, 5- or
                                      10-year period (or fractional portion
                                      thereof), assuming reinvestment of all
                                      dividends and distributions.


         The Income Fund's average annual total returns for Shares for the one year period ended October 31, 1995 and for the period beginning July 1, 1992 through October 31, 1995 were 13.90% and 6.80%, respectively. These percentages do not include sales charges.* Including sales charges, the Income Fund's Average Annual Total Returns for the one year period ended October 31, 1995 and for the period beginning July 1, 1992 through October 31, 1995 were 9.35% and 5.50%, respectively.



         The Equity Fund's average annual total returns without sales charges* for Shares for the one year period ended October 31, 1995 and for the period beginning October 4, 1993 through October 31, 1995 were (10.35)% and (7.73%), respectively. Including sales charges, the Equity Fund's Average Annual Total

Returns for the one year period ended October 31, 1995 and for the period beginning October 4, 1993 through October 31, 1995 were (13.94)% and (9.53)%, respectively.



         Average Annual Total Returns for the Income Fund and the Equity Fund reflect fee waivers. If fees were not waived for the period beginning July 1, 1992 through October 31, 1995 the average annual total returns would have been lower.


*Front-end sales charges applied to the sale of Class A shares until September 28, 1995, the effective date of the Board of Trustees vote to eliminate these charges.



         Each Fund's performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and its operating expenses. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of a Fund's performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives.
However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

Aggregate Total Return


         "Aggregate total return" figures represent the cumulative change in the value of an investment for the specified period and are computed by the following formula:


                                ERV-P
                                -----
                                  P

                Where:  P = a hypothetical initial payment of $10,000.


                        ERV = Ending Redeemable Value of a hypothetical $10,000
                              investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.




         The Income Fund's aggregate total return without sales charges* for Shares for the one year period ended October 31, 1995 and for the period beginning July 1, 1992 through October 31, 1995 was 13.90% and 24.60%, respectively. Including sales charges, the Income Fund's aggregate total return for the one year period ended October 31, 1995 and for the period beginning July 1, 1993 through October 31, 1995 were 9.35% and 19.62%, respectively. The Equity Fund's aggregate total return without sales charges* for Shares for the one year period ended October 31, 1995 and for the period beginning October 4, 1993 through October 31, 1995 was (10.35)% and (15.38)%, respectively.
Including sales charges, the Equity Fund's aggregate total return for the one year period ended October 31, 1995 and for the period October 4, 1993 through October 3, 1995 were (13.94)% and (18.76)%, respectively.


*Front-end sales charges applied to the sale of Class A shares until September 28, 1995, the effective date of the Board of Trustees vote to eliminate these charges.

                             INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP, independent auditors, 99 High Street, Boston, Massachusetts 02110, serve as auditors of the Trust. KPMG Peat Marwick LLP performed an annual audit of the Funds' financial statements.

                                    COUNSEL


         Baker & McKenzie serves as counsel for the Trust and from time to time provides advice to the Advisers.


                             FINANCIAL STATEMENTS


         The Financial Statements contained in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995 accompany this Statement of Additional Information ("SAI"). Copies of the Trust's 1995 Annual Report may be obtained by calling the Trust at the telephone number on the first page of the SAI.


BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- 51.5%
                          FRANCE -- 11.0%
                          French Treasury Bill:
FRF            1,658,000  4.750% due 04/12/1999.............................................................   $   323,131
               4,000,000  7.000% due 10/12/2000.............................................................       832,387
               1,100,000  Government of France (STRIP),
                          0.000% due 10/25/2019.............................................................        32,427
               3,330,000  Government of France (B-TAN),
                          8.000% due 05/12/1998.............................................................       710,686
                                                                                                               -----------
                                                                                                                 1,898,631
                                                                                                               -----------
                          ITALY -- 9.3%
                          Government of Italy:
ITL        1,480,000,000  8.500% due 08/01/1999.............................................................       855,421
             500,000,000  9.500% due 12/01/1999.............................................................       297,252
USD              500,000  Republic of Italy (Global),
                          6.875% due 09/27/2023.............................................................       460,000
                                                                                                               -----------
                                                                                                                 1,612,673
                                                                                                               -----------
                          GERMANY -- 7.3%
                          Deutschland BundesRepublic:
DEM              566,000  7.375% due 01/03/2005.............................................................       425,996
                 497,000  6.000% due 06/20/2016.............................................................       309,368
                 849,000  6.250% due 01/04/2024.............................................................       532,998
                                                                                                               -----------
                                                                                                                 1,268,362
                                                                                                               -----------
                          NETHERLANDS -- 6.4%
                          Government of Netherlands:
NLG              400,000  7.750% due 03/01/2005.............................................................       275,639
               1,277,000  7.000% due 06/15/2005.............................................................       837,374
                                                                                                               -----------
                                                                                                                 1,113,013
                                                                                                               -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)

OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- CONTINUED
                          UNITED KINGDOM -- 8.1%
                          United Kingdom Gilts:
GBP              364,000  9.500% due 10/25/2004 (Conversion)................................................   $   632,533
                 270,000  6.750% due 11/26/2004 (Treasury)..................................................       393,012
                 216,000  9.500% due 04/18/2005 (Conversion)................................................       375,242
                                                                                                               -----------
                                                                                                                 1,400,787
                                                                                                               -----------
                          DENMARK -- 3.9%
DKK            3,900,000  Kingdom of Denmark,
                          7.000% due 12/15/2004.............................................................       676,010
                                                                                                               -----------
                          SPAIN -- 3.5%
ESP           69,500,000  Government of Spain,
                          12.250% due 03/25/2000............................................................       601,948
                                                                                                               -----------
                          AUSTRALIA -- 2.0%
AUD              500,000  Government of Australia,
                          7.5% due 07/15/2005...............................................................       350,783
                                                                                                               -----------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $8,650,208)..................................     8,922,207
                                                                                                               -----------
FOREIGN CORPORATE BONDS -- 6.4%
                          FRANCE -- 4.4%
CAD            1,000,000  Banque National de Paris,
                          8.750% due 07/29/2002.............................................................       763,068
                                                                                                               -----------
                          MULTINATIONAL -- 2.0%
USD              300,000  International Bank for Reconstruction & Development,
                          9.000% due 06/29/2004.............................................................       349,125
                                                                                                               -----------
                          TOTAL FOREIGN CORPORATE BONDS (COST $1,093,121)...................................     1,112,193
                                                                                                               -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.3%
                          Federal National Mortgage Association:
USD            1,000,000  5.300% due 12/10/1998.............................................................       982,500
USD            1,000,000  6.250% due 08/12/2003.............................................................       981,250
                                                                                                               -----------
                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $1,817,308)........................     1,963,750
                                                                                                               -----------



                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
U.S. TREASURY OBLIGATIONS -- 21.1%
USD              625,000  U.S. Treasury Bond,
                          7.625% due 02/15/2025.............................................................   $   725,644
                          U.S. Treasury Notes:
USD              800,000  5.875% due 07/31/1997.............................................................       803,072
USD              500,000  7.125% due 02/29/2000.............................................................       524,765
USD              500,000  5.500% due 04/15/2000.............................................................       495,030
USD            1,100,000  5.875% due 06/30/2000.............................................................     1,103,267
                                                                                                               -----------
                          TOTAL U.S. TREASURY OBLIGATIONS (COST $3,553,205).................................     3,651,778
                                                                                                               -----------
U.S. CORPORATE BONDS -- 7.7%
USD              350,000  Ford Motor Credit Co.,
                          6.250% due 11/08/2000.............................................................       348,907
USD              250,000  Prudential Plc,
                          7.125% due 08/16/2005.............................................................       256,563
USD              700,000  SmithKline Beecham--Euro Medium Term Note,
                          7.375% due 11/10/1997.............................................................       717,500
                                                                                                               -----------
                          TOTAL U.S. CORPORATE BONDS (COST $1,320,680)......................................     1,322,970
                                                                                                               -----------
TOTAL INVESTMENTS -- 98.0% (COST $16,434,522)*..............................................................    16,972,898
OTHER ASSETS AND LIABILITIES (NET) -- 2.0%..................................................................       353,739
                                                                                                               -----------
NET ASSETS -- 100.0%........................................................................................   $17,326,637
                                                                                                               -----------
                                                                                                               -----------

------------------
* Aggregate cost for federal tax purposes is $16,470,479.

                            GLOSSARY OF CURRENCIES

    AUD        --         Australian Dollar                  FRF        --
    CAD        --         Canadian Dollar                    GBP        --
    DEM        --         German Deutsche Mark               ITL        --
    DKK        --         Danish Krone                       NLG        --
    ESP        --         Spanish Peseta                     USD        --



           French Franc
           Great Britain Pound Sterling
           Italian Lira
           Netherland Guilder
           United States Dollar

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1995

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

               CONTRACTS TO DELIVER
               --------------------
EXPIRATION            LOCAL             VALUE IN     IN EXCHANGE     NET UNREALIZED
   DATE              CURRENCY             USD          FOR USD        DEPRECIATION
----------     --------------------     --------     -----------     --------------
 11/13/95          DKK 2,879,000         526,587       521,700          $ (4,887)
 11/16/95          DEM   800,000         568,279       562,984            (5,295)
 11/17/95          DEM   600,000         426,231       423,131            (3,100)
 11/20/95          DEM   610,000         433,401       432,318            (1,083)
 11/20/95          NLG   775,000         491,181       487,437            (3,744)
 11/20/95          NLG   610,000         386,606       385,673              (933)
 01/12/96          FRF 4,028,836         823,771       805,252           (18,519)
                                                                     --------------

             Net Unrealized Depreciation of Forward Foreign
 Exchange Contracts.............................................        $(37,561)
                                                                     --------------
                                                                     --------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------

COMMON STOCKS -- 89.1%
AUSTRALIA-2.5%
Australia & New Zealand Bank Group.....................................................           23,000      $   96,412
Lend Lease.............................................................................               45             626
The News Corporation Ltd...............................................................           19,064          96,186
Western Manufacturing Corp Holding Ltd*................................................            7,500          48,130
                                                                                                              ----------
                                                                                                                 241,354
                                                                                                              ----------
AUSTRIA-1.4%
Flughafen Wien AG......................................................................            1,200          77,025
Mayr-Melnhof*..........................................................................            1,000          58,334
                                                                                                              ----------
                                                                                                                 135,359
                                                                                                              ----------
BELGIUM-2.3%
Electrabel.............................................................................              350          78,530
Petrofina SA...........................................................................              200          62,824
Solvay Et Cie, Class A.................................................................              150          75,854
                                                                                                              ----------
                                                                                                                 217,208
                                                                                                              ----------
BRAZIL-2.2%
Cia Cervejaria Brahma..................................................................          250,000          91,751
Telecomunicacoes Brasileiras...........................................................            3,000         120,563
                                                                                                              ----------
                                                                                                                 212,314
                                                                                                              ----------
CANADA-1.5%
Barrick Gold Corp......................................................................            3,000          69,375
Seagrams Co. Ltd.......................................................................            2,200          79,475
                                                                                                              ----------
                                                                                                                 148,850
                                                                                                              ----------
DENMARK-0.8%
Tele Danmark, Class B..................................................................            1,500          78,182
                                                                                                              ----------

FINLAND-3.8%
Nokia (ORD)............................................................................            3,000         171,634
Repola.................................................................................            6,000         116,118
Valmet, Class A........................................................................            3,000          83,345
                                                                                                              ----------
                                                                                                                 371,097
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995

(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
FRANCE-5.4%
Alcatel Alsthom........................................................................              700      $   59,843
Compagnie Financiere de Paribas........................................................               82           4,516
Comptoirs Modernes.....................................................................              250          80,352
Credit Local de France.................................................................              900          71,322
Imetal.................................................................................              700          82,543
Lafarge Coppee.........................................................................              990          65,686
Michelin, Class B (REGD)...............................................................            2,000          80,864
SGS-Thomson Microelectronics*..........................................................            1,600          73,863
                                                                                                              ----------
                                                                                                                 518,989
                                                                                                              ----------
GERMANY-7.0%
Allianz AG Holdings....................................................................                3           5,547
Altana Ind-Aktien......................................................................              100          58,095
BASF AG................................................................................              200          43,864
BMW AG.................................................................................              100          53,588
Commerzbank AG.........................................................................              350          80,935
Kaufhof AG.............................................................................              150          51,317
Merck KGAA*............................................................................            4,000         166,939
Sap....................................................................................              500          79,211
Siemens AG.............................................................................              100          52,381
Veba AG................................................................................            2,000          82,036
                                                                                                              ----------
                                                                                                                 673,913
                                                                                                              ----------

HONG KONG-2.6%
First Pacific Co.......................................................................           50,000          57,555
Henderson Investment Ltd...............................................................          115,000          93,704
Swire Pacific Ltd, Class A.............................................................           13,000          97,519
                                                                                                              ----------
                                                                                                                 248,778
                                                                                                              ----------
INDIA-0.9%
Morgan Stanley India Fund..............................................................            9,400          82,250
                                                                                                              ----------
IRELAND-1.7%
Bank of Ireland........................................................................           14,347          95,277
Smurfit (Jefferson)....................................................................           24,000          66,444
                                                                                                              ----------
                                                                                                                 161,721
                                                                                                              ----------


                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
ITALY-2.7%
Benetton...............................................................................            6,000      $   62,150
Fiat SPA...............................................................................           25,000          81,488
Telecom Italia Mobile*.................................................................           35,000          58,932
Telicom Italia SPA (ORD)...............................................................           35,000          53,679
                                                                                                              ----------
                                                                                                                 256,249
                                                                                                              ----------

JAPAN-18.9%
Canon Inc..............................................................................            6,000         102,684
Fanuc Company..........................................................................            4,000         173,292
Hitachi Ltd............................................................................           10,000         102,684
Honda Motor Co Ltd.....................................................................            6,000         104,445
Jusco Co...............................................................................            5,000         117,354
Komatsu Ltd............................................................................           22,000         172,119
Kurita Water Industries................................................................            4,000         111,486
Nintendo Corp..........................................................................            1,500         110,312
Nippon Telegraph & Telephone Corp......................................................               14         114,870
Nissan Motors..........................................................................           25,000         168,696
Rohm Corp..............................................................................            2,000         120,874
Sankyo Co Ltd..........................................................................            5,000         110,019
Toshiba Corporation....................................................................           42,000         304,357
                                                                                                              ----------
                                                                                                               1,813,192
                                                                                                              ----------

MEXICO-0.5%
Grupo Posadas SA, Class L*.............................................................          180,000          52,800
                                                                                                              ----------

NETHERLANDS-4.2%
Baan Company NV*.......................................................................            1,200          51,279
Heineken NV............................................................................              600         106,356
International Nederlanden Group........................................................            1,500          89,358
KLM Royal Dutch*.......................................................................            2,560          84,437
Philips Gloeilampen Gem Bezit..........................................................            2,000          77,235
                                                                                                              ----------
                                                                                                                 408,665

                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
NEW ZEALAND-1.8%
Carter Holt Harvey Ltd.................................................................           24,000      $   57,349
Lion Nathan............................................................................           27,000          61,310
Telecom New Zealand....................................................................           14,000          58,128
                                                                                                              ----------
                                                                                                                 176,787
                                                                                                              ----------
NORWAY-1.7%
Christiania Bank Og Kreditk............................................................           40,000          93,008
Norsk Hydro............................................................................            1,800          71,584
                                                                                                              ----------
                                                                                                                 164,592
                                                                                                              ----------
PHILIPPINES-0.5%
San Miguel Corporation, Class B (ORD)..................................................           15,000          49,596
                                                                                                              ----------
PORTUGAL-0.8%
Banco Commercial Portuguese (REGD).....................................................            6,000          81,381
                                                                                                              ----------
SINGAPORE-0.6%
First Capital Corporation..............................................................           20,000          54,069
                                                                                                              ----------
SOUTH KOREA-2.7%
Korea Electric Power--ADR..............................................................            5,000         122,500
Korea Fund.............................................................................            6,250         135,156
                                                                                                              ----------
                                                                                                                 257,656
                                                                                                              ----------
SPAIN-3.5%
Banco Popular Espanola.................................................................              500          79,379
Empresa Nacional de Electricidad.......................................................            1,500          74,549
Repsol SA..............................................................................            2,000          59,688
Telefonica de Espana (ORD).............................................................           10,000         126,090
                                                                                                              ----------
                                                                                                                 339,706
                                                                                                              ----------


SWEDEN-2.9%
Asea, Class A..........................................................................              700          70,063
Astra AB, Class A......................................................................            2,000          73,449
Ericsson Ab B..........................................................................            3,600          76,399
Ericsson Lm-B New*.....................................................................              360           7,640
SKF AB B...............................................................................            3,000          56,893
                                                                                                              ----------
                                                                                                                 284,444
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
SWITZERLAND-5.9%
Holderbank Financiere Glarus, Class B*.................................................              100      $   80,243
Nestle SA (REGD).......................................................................              190         198,935
Roche Holdings AG......................................................................               10         127,579
Winterthur (REGD)......................................................................              250         164,313
                                                                                                              ----------
                                                                                                                 571,070
                                                                                                              ----------
THAILAND-2.2%
Krung Thai Bank Ltd (Foreign)..........................................................           30,000         119,213
National Finance & Securities..........................................................           20,000          92,589
                                                                                                              ----------
                                                                                                                 211,802
                                                                                                              ----------

UNITED KINGDOM-8.1%
3I Group Plc (ORD).....................................................................           10,000          64,667
British Aerospace Plc (ORD)............................................................            7,000          78,470
British Airways Plc (ORD)..............................................................           10,000          71,940
British Petroleum Co Plc (ORD).........................................................           10,081          74,196
British Sky Broadcasting Plc (ORD).....................................................           15,000          89,648
Granada Group Plc (ORD)................................................................            7,000          74,762
Lloyds Bank Plc (ORD)..................................................................            8,098          99,677
Siebe Plc (ORD)........................................................................            7,083          84,272
Telewest Communications Plc (ORD)*.....................................................           25,000          69,964
Tesco Plc (ORD)........................................................................           15,000          71,150
                                                                                                              ----------

                                                                                                                 778,746
                                                                                                              ----------
TOTAL COMMON STOCKS (COST $8,412,636)..................................................                        8,590,770
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                               PAR/SHARE        VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
WARRANTS -- 0.1%
HONG KONG
Henderson Investment Ltd, expires 3/31/96*.............................................           37,000      $      211
                                                                                                              ----------
SWITZERLAND
Holderbank Financiere Glarus, expires 12/20/95*........................................              500             572
                                                                                                              ----------
THAILAND
National Finance & Securities, expires 11/15/99*.......................................           20,000          11,921
                                                                                                              ----------
TOTAL WARRANTS (COST $0)...............................................................                           12,704
                                                                                                              ----------

CORPORATE CONVERTIBLE BOND--0.2%
SWITZERLAND
Winterthur -- (Virgin Island)......................................2.50%  12/31/98  CHF           15,360          15,981
                                                                                                              ----------
TOTAL CORPORATE CONVERTIBLE BOND (COST $13,199)........................................                           15,981
                                                                                                              ----------
TOTAL INVESTMENTS -- 89.4% (COST $8,425,835)**.........................................                        8,619,455
OTHER ASSETS AND LIABILITIES (NET) -- 10.6%............................................                        1,023,859
                                                                                                              ----------
NET ASSETS -- 100%.....................................................................                       $9,643,314
                                                                                                              ----------
                                                                                                              ----------

------------------
PORTFOLIO FOOTNOTES:

  ADR  American Depository Receipt
  ORD  Ordinary Shares
 REGD  Registered Shares


 * Non-income producing security.
** Aggregate cost for Federal income tax purposes was $8,428,047.


                     GLOSSARY OF CURRENCIES

           JPY        --         Japanese Yen
           CHF        --         Swiss Franc
           USD        --         United States Dollar


                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

  At October 31, 1995, sector diversification of the Portfolio was as follows:

                                                                                                                  MARKET
                                                                                                   % OF NET       VALUE
                                                                                                    ASSETS       (NOTE 1)
                                                                                                   --------     ----------
INDUSTRY SECTOR:
  Electronics...................................................................................      10.8%     $1,043,740
  Communications................................................................................       9.8         947,547
  Banking.......................................................................................       9.5         910,478
  Transportation................................................................................       7.2         696,508
  Food and Beverage.............................................................................       6.2         597,263
  Utilities.....................................................................................       5.9         568,684
  Health........................................................................................       5.8         560,444
  Construction..................................................................................       5.6         542,784
  Finance.......................................................................................       5.0         484,939
  Retail Trade..................................................................................       5.0         479,639
  Paper and Forest Products.....................................................................       3.4         324,241
  Equipment.....................................................................................       3.3         319,718
  Metals and Mining.............................................................................       3.2         308,282
  Other.........................................................................................       2.3         221,798
  Insurance.....................................................................................       1.9         185,841
  Chemicals.....................................................................................       1.7         166,939
  Diversified...................................................................................       1.2         111,624
  Publishing....................................................................................       1.0          96,186
  Lodging.......................................................................................       0.6          52,800
                                                                                                   --------     ----------
TOTAL INVESTMENTS...............................................................................      89.4       8,619,455
OTHER ASSETS AND LIABILITIES (NET)..............................................................      10.6       1,023,859
                                                                                                   --------     ----------
NET ASSETS......................................................................................       100%     $9,643,314

                                                                                                   --------     ----------
                                                                                                   --------     ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1995

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                        CONTRACTS TO RECEIVE
                        ---------------------
EXPIRATION                      LOCAL                     VALUE IN               IN EXCHANGE              NET UNREALIZED
   DATE                       CURRENCY                       USD                   FOR USD                (DEPRECIATION)
----------              ---------------------             ---------              -----------              --------------
 11/02/95                      JPY 74,209,223               725,960                 726,473                 $     (513)
                                                                                                          --------------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                        CONTRACTS TO DELIVER
                        ---------------------
EXPIRATION                      LOCAL                     VALUE IN               IN EXCHANGE              NET UNREALIZED
   DATE                       CURRENCY                       USD                   FOR USD                 APPRECIATION
----------              ---------------------             ---------              -----------              --------------
 11/02/95                      JPY 74,209,223               725,960                 749,894                 $   23,934
                                                                                                          --------------

           Net Unrealized Appreciation of Forward Foreign Exchange Contracts................                $   23,421
                                                                                                          --------------
                                                                                                          --------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND

                                                                                         -------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $16,434,522 and $8,425,835,
     respectively)....................................................................    $16,972,898         $  8,619,455
  Cash and foreign currency, at value (Cost $743,539 and $1,098,182, respectively)....        743,539            1,099,321
  Receivables:
     Investments sold.................................................................        411,336            --
     Interest and dividends...........................................................        433,186               11,885
     Tax reclaim......................................................................        --                    17,003
     Net unrealized appreciation of forward foreign exchange contracts................        --                    23,421
     Miscellaneous....................................................................        --                    20,704
  Other Assets:
     Unamortized organization costs (Note 6)..........................................         37,676               15,289
     Prepaid expense..................................................................         11,830                5,224
                                                                                         -------------    --------------------
     Total Assets.....................................................................     18,610,465            9,812,302
                                                                                         -------------    --------------------
LIABILITIES:
  Payables:
     Investments purchased............................................................      1,097,275               94,425
     Investment advisory fee payable (Note 2).........................................         28,529               11,909
     Custody and administration fee payable...........................................         58,873               35,422
     Distribution and shareholder servicing fees payable (Note 3).....................         11,356                5,556
     Net unrealized depreciation of forward foreign exchange contracts................         37,561            --
     Accrued expenses and other payables..............................................         50,234               21,676
                                                                                         -------------    --------------------
     Total Liabilities................................................................      1,283,828              168,988
                                                                                         -------------    --------------------

NET ASSETS............................................................................    $17,326,637         $  9,643,314
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
NET ASSETS CONSIST OF:
     Undistributed net investment income..............................................    $   672,807         $    (48,428)
     Accumulated net realized loss on investments sold, forward foreign exchange
      contracts and foreign currency transactions.....................................     (1,506,423)          (4,735,181)
     Net unrealized appreciation on investments, forward foreign exchange contracts,
      foreign currency transactions and net other assets..............................        508,223              218,298
     Par value........................................................................          1,431                  952
     Paid in capital in excess of par value...........................................     17,650,599           14,207,673
                                                                                         -------------    --------------------
NET ASSETS............................................................................    $17,326,637        $  9,643,314
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
SHARES OUTSTANDING....................................................................      1,430,581              952,390
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE........................................    $     12.11         $      10.13
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------

                       See Notes to Financial Statements.


BJB INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME (LOSS):
  Interest............................................................................    $ 1,452,007         $     12,264
  Dividends+..........................................................................             --              179,223
                                                                                         -------------    --------------------
                                                                                            1,452,007              191,487
EXPENSES:
  Investment advisory fee (Note 2)....................................................        130,501               93,521
  Custody and administration fees.....................................................        105,564               81,483
  Distribution and shareholder servicing fees (Note 3)
     Class A..........................................................................         50,114               23,382
     Class B..........................................................................            231                  113
  Transfer agent fees.................................................................         31,439               35,345
  Shareholder reports.................................................................         29,148               18,760
  Auditing fees.......................................................................         21,400               14,500
  Legal fees..........................................................................         18,120               12,189
  Amortization of organization costs (Note 6).........................................         22,697                5,552
  Insurance premium expense...........................................................         17,393                7,875
  Trustees' fees and expenses (Note 2)................................................          4,256                7,044
  Registration and filing fees........................................................            732               14,952
  Reimbursement from investment advisor (Note 2)......................................             --              (48,264)
                                                                                         -------------    --------------------
     Total Gross Expenses.............................................................        431,595              266,452
     Less: Fees paid indirectly (Note 2)..............................................        (20,723)             (16,447)
                                                                                         -------------    --------------------
     Net Expenses.....................................................................        410,872              250,005
                                                                                         -------------    --------------------
NET INVESTMENT INCOME (LOSS)..........................................................      1,041,135              (58,518)
                                                                                         -------------    --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions++..........................................................        906,994           (1,850,818)
     Forward foreign exchange contracts...............................................        224,831             (273,608)
     Foreign currency transactions....................................................       (201,403)              55,172
                                                                                         -------------    --------------------
       Net realized gain (loss) on investments........................................        930,422           (2,069,254)
                                                                                         -------------    --------------------
  Net change in unrealized appreciation (depreciation) of:
     Securities.......................................................................        492,835              339,469
     Forward foreign exchange contracts...............................................        (37,516)             170,466
     Currencies and net other assets..................................................        (15,816)             (30,492)
                                                                                         -------------    --------------------
       Net change in unrealized appreciation (depreciation) of investments............        439,503              479,443

                                                                                         -------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................................      1,369,925           (1,589,811)
                                                                                         -------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................    $ 2,411,060         $ (1,648,329)
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------

------------------

 + Net of foreign withholding tax of $26,756 for the Equity Fund.

++ Net of foreign capital gains withholding tax of $18,317 for the Equity Fund.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1995

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)..........................................................    $ 1,041,135          $  (58,518)
Net realized gain (loss) on securities, forward foreign exchange contracts and foreign
  currency transactions...............................................................        930,422          (2,069,254)
Net change in unrealized appreciation of securities, forward foreign exchange
  contracts, foreign currency and net other assets....................................        439,503             479,443
                                                                                         -------------        -----------
Net increase (decrease) in net assets resulting from operations.......................      2,411,060          (1,648,329)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Class A shares...................................................................       (950,161)          --
     Class B shares...................................................................           (903)          --
FUND SHARE TRANSACTIONS:
  Net increase (decrease) from Fund share transactions (Note 5):
     Class A shares...................................................................    (12,750,548)         (3,540,598)
     Class B shares...................................................................        (26,996)            (13,361)
                                                                                         -------------        -----------
  Net decrease in net assets..........................................................    (11,317,548)         (5,202,288)
NET ASSETS:
Beginning of period...................................................................     28,644,185          14,845,602
                                                                                         -------------        -----------
End of period (including undistributed net investment income/(distributions in excess
  of net investment income) of $672,807 and $(48,428), respectively)..................    $17,326,637          $9,643,314
                                                                                         -------------        -----------
                                                                                         -------------        -----------


                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1994

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)..........................................................    $ 1,667,845         $   (279,543)
Net realized loss on securities, forward foreign exchange contracts and foreign
  currency transactions...............................................................     (4,194,338)          (3,653,744)
Net unrealized appreciation (depreciation) of securities, forward foreign exchange
  contracts, foreign currency and net other assets....................................          5,766           (1,125,235)
                                                                                         -------------    --------------------
Net decrease in net assets resulting from operations..................................     (2,520,727)          (5,058,522)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Class A shares...................................................................       (929,096)           --
     Class B shares...................................................................           (160)           --
  Excess of net investment income:
     Class A shares...................................................................        --                   (39,853)
     Class B shares...................................................................        --                       (35)
  Capital (Note 1):
     Class A shares...................................................................     (2,195,555)                 (44)
     Class B shares...................................................................           (377)           --
FUND SHARE TRANSACTIONS:
  Net increase (decrease) from Fund share transactions (Note 5):
     Class A shares...................................................................    (23,416,935)           8,636,152
     Class B shares...................................................................         25,426               15,685
                                                                                         -------------    --------------------
  Net increase (decrease) in net assets...............................................    (29,037,424)           3,553,383
NET ASSETS:
Beginning of year.....................................................................     57,681,609           11,292,219
                                                                                         -------------    --------------------
End of year (including (distributions in excess of net investment income)/undistributed net investment income of ($1,697) and $146,420,
  respectively).......................................................................    $28,644,185         $ 14,845,602
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                  YEAR         YEAR         YEAR       PERIOD
                                                                                  ENDED        ENDED       ENDED        ENDED
                                                                                10/31/95#    10/31/94#    10/31/93    10/31/92*
                                                                                ---------    ---------    --------    ---------
Net Asset Value, beginning of period.........................................    $ 11.16      $ 12.28     $  12.36     $ 12.00
                                                                                ---------    ---------    --------    ---------
Income (Loss) from investment operations:
  Net investment income++....................................................       0.59         0.39         0.37        0.16
  Net realized and unrealized gain (loss) on securities......................       0.92        (0.81)        0.58        0.42
                                                                                ---------    ---------    --------    ---------
     Total income (loss) from investment operations..........................       1.51        (0.42)        0.95        0.58
Less Distributions:
Dividends from net investment income.........................................      (0.56)       (0.27)       (0.37)      (0.16)
Distributions from net realized capital gains................................      --           --           (0.66)      --
Distributions from Capital (Note 1)..........................................      --           (0.43)       --          (0.06)
                                                                                ---------    ---------    --------    ---------
     Total distributions.....................................................      (0.56)       (0.70)       (1.03)      (0.22)
                                                                                ---------    ---------    --------    ---------
Net Asset Value, end of period...............................................    $ 12.11      $ 11.16     $  12.28     $ 12.36
                                                                                ---------    ---------    --------    ---------
                                                                                ---------    ---------    --------    ---------
Total Return ***.............................................................      13.90%       (3.54)%       8.15%       4.86%
                                                                                ---------    ---------    --------    ---------
                                                                                ---------    ---------    --------    ---------
Ratios/Supplemental Data:
Net assets, end of period (in 000's).........................................    $17,327      $28,619     $ 57,682     $28,647
Ratio of net investment income to average net assets.........................       5.19%        3.29%        2.24%       3.95%+
Ratio of total expenses to average net assets**..............................       2.15%##      1.66%        1.78%       1.00%+
Portfolio turnover rate......................................................        319%         320%         291%         43%

------------------------------

   *  The BJB Global Income Fund commenced operations on July 1, 1992. On November 30, 1993, the Fund commenced selling
      Class B shares. Those shares in existence prior to November 30, 1993 were designated as Class A shares.

  **  Annualized operating expenses before waiver of fees by the investment adviser, sub-investment adviser or administrator was 1.75% for the period ended October 31, 1992.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.


  ++  Net investment income before waiver of fees by the investment adviser, sub-investment adviser or administrator was
      $0.13 for the period ended October 31, 1992.


   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.

  ##  'Ratio of total expenses to average net assets' for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.05% for the year ended October 31,
      1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  PERIOD         PERIOD
                                                                                                   ENDED          ENDED
                                                                                                 9/19/95**      10/31/94*
                                                                                                 ---------      ---------
Net Asset Value, beginning of period.....................................................         $ 11.16        $ 12.18
                                                                                                 ---------      ---------
Income (Loss) from investment operations:
  Net Investment income#.................................................................            0.33           0.29
  Net realized and unrealized gain (loss) on securities..................................            0.92          (0.73)
                                                                                                 ---------      ---------
       Total income (loss) from investment operations....................................            1.25          (0.44)
                                                                                                 ---------      ---------
Less Distributions:
Dividends from net investment income.....................................................           (0.40)         (0.23)
Distributions from Capital (Note 1)                                                                    --          (0.35)
                                                                                                 ---------      ---------
       Total distributions...............................................................           (0.40)         (0.58)
                                                                                                 ---------      ---------
Net Asset Value, end of period...........................................................         $ 12.01        $ 11.16
                                                                                                 ---------      ---------
                                                                                                 ---------      ---------
Total Return***..........................................................................           11.39%         (3.72)%
                                                                                                 ---------      ---------
                                                                                                 ---------      ---------
Ratios/Supplemental Data:
Net assets, end of period (in 000's).....................................................         $     0        $    25
Ratio of net investment income to average net assets+....................................            2.56%          2.56%
Ratio of total expenses to average net assets+...........................................            2.37%##        2.38%
Portfolio turnover rate..................................................................             319%           320%

------------------

   *  The BJB Global Income Fund commenced selling Class B shares on November 30, 1993.


  **  Class B shares were completely redeemed as of September 19, 1995. The net asset value of $12.01 represents the final stated number at which shares were redeemed on that date.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

  ##  'Ratio of total expenses to average net assets' for the period ended September 19, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.28% for the period ended September
      19, 1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                         YEAR            YEAR       PERIOD
                                                                                         ENDED          ENDED        ENDED
                                                                                       10/31/95#       10/31/94    10/31/93*
                                                                                       ---------       --------    ---------
Net Asset Value, beginning of period................................................    $ 11.30        $  13.10     $ 12.00
                                                                                       ---------       --------    ---------
Income from investment operations:
  Net investment loss...............................................................      (0.06)++        (0.21)      (0.02)
  Net realized and unrealized gain (loss) on securities.............................      (1.11)          (1.56)       1.12
                                                                                       ---------       --------    ---------
     Total income (loss) from investment operations.................................      (1.17)          (1.77)       1.10
                                                                                       ---------       --------    ---------
Less distributions:
In excess of net investment income..................................................         --           (0.03)         --
                                                                                       ---------       --------    ---------
Net Asset Value, end of period......................................................    $ 10.13        $  11.30     $ 13.10
                                                                                       ---------       --------    ---------
                                                                                       ---------       --------    ---------
Total Return**......................................................................     (10.35)%        (13.53)%      9.17%
                                                                                       ---------       --------    ---------
                                                                                       ---------       --------    ---------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)................................................    $ 9,643        $ 14,831     $11,292
Ratio of net investment loss to average net assets..................................      (0.63)%         (1.26)%     (3.83)%+
Ratio of total expenses to average net assets.......................................       2.84%(b)(c)     2.16%       2.09%+
Portfolio turnover rate.............................................................        116%            169%         20%


------------------

   *  The BJB International Equity Fund commenced operations on October 4, 1993. On November 30, 1993, the Fund commenced selling Class B shares. Those shares in existence prior to November 30, 1993 were designated as Class A shares.

  **  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized

  ++  Net investment loss before waiver of fees by the investment adviser and/or administrator was ($0.11) for the year ended October 31, 1995.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.


 (b)  Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the 'Ratio of total expenses to average net assets' would have been
      3.36% for the year ended October 31, 1995.

 (c)  'Ratio of total expenses to average net assets' for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.67% for the year ended October 31,
      1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  PERIOD          PERIOD
                                                                                                  ENDED            ENDED
                                                                                                9/19/95**#       10/31/94*
                                                                                                ----------       ---------
Net Asset Value, beginning of period.........................................................     $11.30          $ 13.01
                                                                                                ----------       ---------
Income from investment operations:
  Net investment loss........................................................................      (0.03)++         (0.13)
  Net realized and unrealized gain (loss) on securities......................................      (1.02)           (1.55)
                                                                                                ----------       ---------
     Total loss from investment operations...................................................      (1.05)           (1.68)
                                                                                                ----------       ---------
Less Distributions:
In excess of net investment income...........................................................         --            (0.03)

                                                                                                ----------       ---------
Net Asset Value, end of period...............................................................     $10.25          $ 11.30
                                                                                                ----------       ---------
                                                                                                ----------       ---------
Total Return***..............................................................................      (9.29)%         (12.93)%
                                                                                                ----------       ---------
                                                                                                ----------       ---------

Ratios/Supplemental Data:
Net assets, end of period (in 000's).........................................................     $    0          $    15
Ratio of net investment loss to average net assets+..........................................      (0.27)%          (1.97)%
Ratio of total expenses to average net assets+...............................................       2.48%(b)(c)      2.86%
Portfolio turnover rate......................................................................        116%             169%

------------------

   *  The BJB International Equity Fund commenced selling Class B shares on November 30, 1993.

  **  Class B shares were completely redeemed as of September 19, 1995. The net asset value of $10.25 represents the final stated number at which shares were redeemed on that date.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized

  ++  Net investment loss before waiver of fees by the investment adviser and/or administrator was ($0.07) for the period ended September 19, 1995.


   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.

 (b)  Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the 'Ratio of total expenses to average net assets' would have been
      2.89% for the period ended September 19, 1995.

 (c)  'Ratio of total expenses to average net assets' for the period ended September 19, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.34% for the period ended September
      19, 1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     BJB Investment Funds (the 'Trust') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the

'1940 Act'), as an open-end management investment company that currently offers two investment funds: BJB Global Income Fund (the 'Income Fund') and BJB International Equity Fund (the 'Equity Fund') (individually, a 'Fund' and collectively, the 'Funds'). The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 30, 1992. The Income Fund commenced operations on July 1, 1992 and the Equity Fund commenced operations on October 4, 1993.

     Each Fund offered two classes of shares, Class A and Class B, to the general public until September 19, 1995, when the Class B shares of each Fund were completely redeemed. The Funds have discontinued for an indefinite period of time the marketing and sale of Class B shares. In addition, effective September 28, 1995, the Global Income Fund and the International Equity Fund eliminated all front-end and contingent deferred sales charges previously imposed on Class A and Class B shares, respectively, of the Funds. Prior to these changes, Class A shares sold with a front-end sales charge and Class B shares sold subject to a potential contingent deferred sales charge. Both classes of shares had identical rights and privileges except with respect to the effect of the respective sales charges on each class, if any, the distribution and/or service fees borne by each class, expenses allocable exclusively to each class, voting rights on matters affecting a single class and the exchange privilege of each class. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     Portfolio valuation: Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trust's Board of Trustees. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the

Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a

Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security that a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and distribution to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Income Fund declares and pays monthly dividends from its net investment income. The Equity Fund intends to declare and pay annually dividends from its net investment income. Both Funds will determine annually whether to distribute any net realized long-term capital gains in excess of net

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


realized short-term capital losses; however, each Fund currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under

Section 4982 of the Internal Revenue Code of 1986 for certain undistributed amounts. Income distributions and capital gain distributions on a Fund and class level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. Permanent differences incurred during the year ended October 31, 1995 resulting from differences in book and tax accounting have been reclassified at year-end to undistributed net investment income, accumulated net realized loss, and paid-in capital as follows:

                                                                        INCREASE/(DECREASE)
                                                                         IN UNDISTRIBUTED      INCREASE/(DECREASE)     DECREASE
                                                                          NET INVESTMENT         IN ACCUMULATED       IN PAID-IN
                                                                              INCOME              REALIZED LOSS        CAPITAL
                                                                        -------------------    -------------------    ----------
Income Fund..........................................................        $ 584,433              $ 118,603         $ (703,036)
Equity Fund..........................................................         (136,330)               236,755           (100,425)

     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. Federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Investment Management Inc. ('Julius Baer Investment Management') serves as the Income Fund's investment adviser pursuant to an investment advisory agreement. The Income Fund pays Julius Baer Investment Management a quarterly fee for its investment advisory services calculated at an annual rate of 0.65% of the Income Fund's average daily net assets. Bank Julius Baer & Co., Ltd.--New York Branch ('Bank Julius Baer') serves as the Income Fund's servicing agent pursuant to a servicing agent agreement with Julius Baer Investment Management. Out of its advisory fee, Julius Baer Investment Management pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.15% of the Income Fund's average daily net assets.

     Bank Julius Baer serves as the Equity Fund's investment adviser pursuant to an investment advisory agreement. The Equity Fund pays Bank Julius Baer a quarterly fee for its investment advisory services calculated at an annual rate of 1.00% of the Equity Fund's average daily net assets. Beginning March 13, 1995, the adviser agreed to waive 0.50% of its fee.

     The Advisers have agreed that if, in any fiscal year, the expenses borne by a Fund exceed applicable expense limitations imposed by the securities regulations of any state in which shares of a Fund are registered or qualified for sale to the public, each of them would reduce the fees paid to them by such Fund to the extent required by such regulations in the proportion that the fee it retains bears to total management fees. The most restrictive annual expense limit applicable limits each Fund's allowable operating expenses (excluding interest, taxes, a portion of a Fund's 12b-1 distribution fees, a portion of a Fund's custodian expenses attributable to investments in foreign securities, brokerage commissions and extraordinary expenses) to 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund. For the year ended October 31, 1995, Bank Julius Baer was entitled to management fees of $93,521 from the Equity Fund. Of these fees, Bank Julius Baer waived $48,264.

     No director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliates of those entities received any compensation from the Trust for serving as an officer or Trustee of the Funds. The Funds pay each of the Trustees who is not a director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliate thereof an annual fee of $5,000 plus $250 for each Board of Trustees meeting attended. In addition, the Funds reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with the Board of Trustees meetings.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Funds have entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust. Under this arrangement, the Funds' custody fees are reduced when the Funds maintain cash on deposit at the custodian. For the year ended October 31, 1995, the Income Fund incurred net custody fees in the amount of $84,841, after receiving a credit of $20,723, pursuant to the expense offset arrangement, resulting in a total expense of $105,564. For the year ended October 31, 1995, the Equity Fund incurred net custody fees in the amount of $65,036, after receiving a credit of $16,447, pursuant to the expense offset arrangement, resulting in a total expense of $81,483. The assets deposited with Investors Bank & Trust under the expense offset arrangement could have been invested in an income-producing asset.

     For the year ended October 31, 1995, the Funds incurred total brokerage commissions of $95,165 of which $2,518 in total was paid to Bank Julius Baer, Frankfurt and Bank Julius Baer, Zurich (affiliates of the Adviser).

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services and Distribution Plan (the 'Plans') pursuant to Rule 12b-1 of the 1940 Act with respect to each class of shares of the Funds. Under the Plans, the Funds compensate certain financial institutions, including Funds Distributor Inc., for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. With respect to Class A shares of each Fund, a Fund may expend an aggregate amount on an annual basis not to exceed 0.25% of the value of the average daily net assets of that class. For the year ended October 31, 1995 the Income Fund and Equity Fund incurred $50,114 and $23,382, respectively, in service and distribution fees for Class A shares. With respect to Class B shares of each Fund, a Fund could expend an aggregate amount on an annual basis not to exceed 0.75% of the value of the average daily net assets for that class. The Trust also approved a shareholder services plan, with respect to Class B Shares of each Fund. With respect to Class B Shares of each Fund, the Funds could expend an aggregate amount on an annual basis not to exceed 0.25% of the value of the average daily net assets for that class. For the period ended September 19, 1995, the Income Fund and Equity Fund incurred $231 and $113, respectively, in service and distribution fees for Class B shares.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, during the year ended October 31, 1995, were as follows:

                                                                                                 COST OF       PROCEEDS
                                                                                                PURCHASES     FROM SALES
                                                                                               -----------    -----------
Income Fund.................................................................................   $49,120,400    $57,347,461
Equity Fund.................................................................................    10,023,398     13,002,211

     Cost of purchases and proceeds from sales of long-term U.S. government securities, excluding short-term investments, during the year ended October 31, 1995, were $10,520,840 and $9,592,418, respectively for the Income Fund.

     At October 31, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                                                  UNREALIZED      UNREALIZED
                                                                                                 APPRECIATION    DEPRECIATION
                                                                                                 ------------    ------------
Income Fund...................................................................................     $513,940        $ 11,521
Equity Fund...................................................................................      647,987         456,579

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


5. SHARES OF BENEFICIAL INTEREST


     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in shares of beneficial interest on the Income Fund and the Equity Fund which are divided into Class A shares and Class B shares were as follows:

                                                                        YEAR ENDED 10/31/95           YEAR ENDED 10/31/94
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Income Fund Class A shares:
Sold..............................................................       58,447    $    652,663     2,493,634    $ 30,076,574
Issued as reinvestment of dividends...............................       49,173         566,530       183,678       2,181,133
Redeemed..........................................................   (1,241,882)    (13,969,741)   (4,809,613)    (55,674,642)
                                                                     ----------    ------------    ----------    ------------
Net decrease......................................................   (1,134,262)   $(12,750,548)   (2,132,301)   $(23,416,935)
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

                                                                       PERIOD ENDED 9/19/95**        PERIOD ENDED 10/31/94*
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Income Fund Class B shares:
Sold..............................................................       --             --              3,097    $     35,024
Issued as reinvestment of dividends...............................           78    $        901            25             281
Redeemed..........................................................       (2,319)        (27,897)         (881)         (9,879)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................       (2,241)   $    (26,996)        2,241    $     25,426
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

                                                                        YEAR ENDED 10/31/95           YEAR ENDED 10/31/94
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Equity Fund Class A shares:
Sold..............................................................      267,288    $  2,763,238     2,632,331    $ 36,577,636
Issued as reinvestment of dividends...............................       --             --                237           2,703
Redeemed..........................................................     (627,941)     (6,303,836)   (2,181,597)    (27,944,187)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................     (360,653)   $ (3,540,598)      450,971    $  8,636,152
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------




                                                                       PERIOD ENDED 9/19/95**        PERIOD ENDED 10/31/94*
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Equity Fund Class B shares:
Sold..............................................................       --             --              3,021    $     34,976
Issued as reinvestment of dividends...............................       --             --                  1              11
Redeemed..........................................................       (1,304)   $    (13,361)       (1,718)        (19,302)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................       (1,304)   $    (13,361)        1,304    $     15,685
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

------------------
 * The Income Fund and Equity Fund commenced selling Class B shares on November 30, 1993.

** The Income Fund's and Equity Fund's Class B shares were completely redeemed as of September 19, 1995.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. ORGANIZATIONAL COSTS

     All costs in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations, are being amortized on the straight-line method over a period of sixty months from July 1, 1992, the date that the Income Fund commenced operations, and from October 4, 1993, the date the Equity Fund commenced operations. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of initial shares outstanding bears to the total numbers of shares outstanding at the time of redemption.

7. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

8. CAPITAL LOSS CARRYFORWARD

     At October 31, 1995, the Funds had the following available capital loss carryforwards:

                                                                                      EXPIRING IN    EXPIRING IN    EXPIRING IN
                                                                                         2001           2002           2003
                                                                                      -----------    -----------    -----------
Income Fund........................................................................     $--          $ 1,470,465    $   --
Equity Fund........................................................................      83,928        2,818,754      1,830,291

BJB INVESTMENT FUNDS
                                                    INDEPENDENT AUDITORS' REPORT
BJB GLOBAL INCOME FUND
AND BJB INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
The Board of Trustees
BJB Investment Funds

     We have audited the accompanying statements of assets and liabilities of the BJB Global Income Fund and BJB International Equity Fund, portfolios of the BJB Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts as of October 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for each of the years or periods in the three-year period ended October 31, 1995, and for the period from July 1, 1992 (commencement of operations) to October 31, 1992, for the BJB Global Income Fund, and the financial highlights for each of the years or periods in the two-year period ended October 31, 1995, and for the period from October 4, 1993 (commencement of operations) to October 31, 1993 for the BJB International Equity Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the

BJB Global Income Fund and BJB International Equity Fund as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods referred to in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
December 8, 1995

                                     PART C

                               OTHER INFORMATION

Item  24.  Financial  Statements  and  Exhibits

(a)               Financial Statements:

                       Included in Part A:

                             Financial Highlights

                       Included in Part B:

                       Financial Statements for the fiscal year ended October 31, 1995 for BJB Global Income Fund and BJB International Equity Fund are incorporated into the Annual Report of BJB Investment Funds


                       Portfolio of Investments
                       Schedule of Forward Foreign Exchange Contracts Statements of Assets and Liabilities
                       Statements of Operations
                       Statements of Changes in Net Assets for the Periods Ended October 31, 1995, October 31, 1994 and October 31, 1993
                       Notes to Financial Statements
                       Independent Auditors' Report





(b)               Exhibits

                  All references are to the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange
                  Commission ("SEC") on May 1, 1992 (File Nos. 33-47507 and
                  811-6652) (the "Registration Statement").

    1 (a) Registrant's Master Trust Agreement dated April 30, 1992, is filed herein.

      (b) Amendment to Master Trust Agreement dated June 22, 1992, is filed herein.


      (c) Amendment to Master Trust Agreement dated September 16, 1993, is filed herein.


      (d) Amendment to Master Trust Agreement dated January 26, 1995, is filed herein.

    2             Registrant's By-Laws dated April 30, 1992, are filed herein.

    3             Not applicable.

    4             Not applicable.

    5 (a)         Investment Advisory Agreement between the Registrant and Bank Julius  Baer & Co., Ltd., New York branch on behalf of BJB International Equity  Fund dated October 4, 1993, is filed herein.

      (b)         Amended and Restated Investment Advisory Agreement between the Registrant and Julius Baer Investment
                  Management Inc. on behalf of BJB Global Income Fund dated October 4, 1993, is filed herein.

    6 (a)         Distribution Agreement between the Registrant and Funds Distributor, Inc. dated June 30, 1992, is incorporated by reference to Post-Effective Amendment No. 2 as filed with the SEC on August 4, 1993
                  ("Post-Effective Amendment No. 2").

      (b)         Amended Distribution Agreement between the Registrant and Funds Distributor, Inc. dated April 13, 1994, is incorporated by reference to Post-Effective Amendment No. 5 as filed with the SEC on January 11, 1995
                  ("Post-Effective Amendment No. 5").

    7             Not applicable.

    8 (a)         Custody Agreement between the Registrant and Boston Safe Deposit and Trust
                  Company dated June 23, 1992, is incorporated by reference to Post-Effective Amendment No. 2.

      (b)         Amended and Restated Custody Agreement between the Registrant and Boston Safe Deposit and Trust Company dated
                  October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 4 as filed with the SEC on June 3,
                  1993.  ("Post-Effective Amendment No. 4").

      (c)         Form of Sub-Custody Agreement is incorporated by reference to Pre-Effective Amendment No. 2 as filed with the SEC on June 22, 1992.  ("Pre-Effective Amendment No. 2").

      (d)         Custody Agreement between the Registrant and Investors Bank & Trust Company dated January 30, 1995, is filed herein.

    9 (a)         Servicing Agent Agreement between the Registrant and Bank Julius Baer & Co., Ltd., New York branch dated August 5, 1994, is incorporated by reference to Post-Effective Amendment No. 5.

      (b)         Transfer Agency Agreement between the Registrant and Unified Advisers, Inc. dated May 2, 1994, is incorporated by reference to Post-Effective Amendment No. 4.

      (c)         Administration Agreement between the Registrant and The Boston Company Advisors, Inc. ("Boston
                  Advisors") dated June 23, 1992, is incorporated by reference to Post-Effective Amendment No. 2.

      (d)         Administration Agreement between the Registrant and Boston Advisors dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 4.

      (e)         Amended and Restated Administration Agreement between the Registrant and Boston Advisors dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 4.


      (f)         Consent to Assignment of the Amended and Restated Administration Agreement between Boston Advisors and the
                  Registrant in connection with BJB Global Income Fund and the Administration Agreement between Boston Advisors and the Registrant in connection with BJB International Equity Fund dated October 4, 1994, is incorporated by reference to Post-Effective Amendment No. 5.

      (g)         Amendment to Administration Agreement between the Registrant and Boston Advisors in connection with BJB
                  International Equity Fund dated July 18, 1994, is incorporated by reference to Post-Effective Amendment No. 5.

      (h)         Amendment to Amended and Restated Administration Agreement between the Registrant and Boston Advisors in connection with BJB Global Income Fund dated July 18, 1994, is incorporated by reference to Post-Effective
                  Amendment No. 5.

      (i)         Administration Fee Agreement among the Registrant, Boston Advisors and Boston Safe Deposit and Trust Company dated
                  May 1, 1994, is incorporated by reference to Post-Effective Amendment No. 5.

      (j)         Administration Agreement between the Registrant and Investors Bank & Trust Company dated January 30, 1995, is filed herein.

      (k)         New Account Application is incorporated by reference to Post-Effective Amendment No.3 as filed with the SEC on
                  October 4, 1993 ("Post-Effective Amendment No. 3").

      (l)         New Account Application with Unified Advisers, Inc. is incorporated by reference to Post-Effective Amendment No.
                  4.

      (m)         Automatic Investment Plan Application is incorporated by reference to Post-Effective Amendment No. 3.

   10             Legal opinion is incorporated by reference to Rule 24f-2 Notice as filed with the SEC on December 22, 1995.

   11             Consent of Independent Accountants is filed herein.

   12             Not applicable.

   13             Purchase Agreement is incorporated by reference to Post-Effective Amendment No. 2.

   14             Not applicable.

   15 (a)         Distribution Plan between the Registrant and Funds Distributor, Inc. dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 4.

      (b)         Shareholder Services Plan dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 4.

      (c)         Shareholder Servicing Agreement between the Registrant and Julius Baer Investment Management Inc. dated
                  October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 4.

   16             Computation of performance quotations for BJB Global Income Fund is incorporated by reference to
                  Post-Effective Amendment No. 1 as filed with the SEC on May 20, 1992.  Computation of performance quotations for BJB International Equity Fund is incorporated by reference to Post-Effective Amendment No. 4.

   17             Financial Data Schedule dated October 31, 1995, is filed herein.

   18             Multiclass Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940  for BJB Investment Funds
                  dated December 14, 1995, is filed herein.


  19              Powers of Attorney dated December 26, 1995, are filed herein.


Item  25.         Persons Controlled by or Under Common  Control  with
                  Registrant

                  None

Item  26.         Number of Holders of Securities

                           (1)                                  (2)

                    Title  of  Class                    Number of Record Holders
                                                         as of December 1, 1995

                    Beneficial Interest,                      Class A Shares
                    par value $.001 per
                    share

                    BJB Global Income Fund                          39

                    BJB International Equity Fund                   12


Item  27.       Indemnification

The response to this item is incorporated by reference to the Registration Statement.

Item 28.     Business and Other Connections of Investment Adviser and
             Servicing Agent


             Julius Baer Investment Management Inc. (the "Income Fund Adviser") acts as investment adviser to BJB Global Income Fund. The Income Fund Adviser is a wholly owned subsidiary of Julius Baer Securities Inc., a registered broker-dealer and investment adviser, which in turn is a wholly owned subsidiary of Baer Holding Ltd. Directly and through Julius Baer Securities Inc., the Income Fund Adviser provides investment management services to a wide variety of individual and institutional clients, including registered investment companies. The Income Fund Adviser is also an affiliate of Bank Julius Baer & Co., Ltd., which is acting as servicing agent to BJB Global Income Fund. The list required by this Item 28 of officers and directors of the Adviser together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by the Income Fund Adviser (SEC File No. 801-18766).



         Bank Julius Baer & Co., Ltd., New York branch (the "Equity Fund Adviser") serves as the investment adviser to BJB International Equity Fund. The Equity Fund Adviser also provides BJB International Equity Fund with certain administrative and shareholder services that are not provided by the

Administrator and acts as servicing agent to BJB Global Income Fund. An affiliate of the Income Fund Adviser, the Equity Fund Adviser is a Swiss bank that has over 50 years experience in international portfolio management. A list of officers and directors of the Equity Fund Adviser as of December 1, 1995, is set forth below. The address of the following individuals is 330 Madison Avenue, New York, New York.

Local Advisory Board: John R. Petty (Chairman), Richard A. Debs, Alessandro E. Fusina, David Hershberg, Hans C. Mautner. Senior Advisor: Herbert R. Silverman. Management Committee: David E. Bodner (Branch Manager), Peter Wild (Deputy Branch Manager), Philip T. Ciriello, E. Gary Lespinasse, Urs G. Schwytter, Bernard Spilko. Legal Counsel: Francoise Birholz. Money Market/Foreign Exchange/Precious Metals: Peter Wild, Jurg Hunziker, Andrew Schnydrig, Walter J. Simon, Oskar Weiss, Andrew Aeschbach, Daniel Geiser, Harlan Matusow, Donna Seferian. Private Banking: Urs G. Schwytter, Richard C. Pell, Jeanette Attina, Nuri Benturk, John H. S. Boys, Jonas Janson, Willem Oost-Lievense, Karl Wellner, Rudolf-Riad Younes. Investment Services/Compliance/Human Resources:
Bernard Spilko, Edward A. Clapp,  Robert Discolo,  Sharon E. Teufel.  Credit:
Joachim Straehle,  Tanya Rozina.   Accounting/Control/Risk  Management:  Philip
T. Ciriello, Keith D. Christopher, Gary Goldschmidt, Larry Millman, Louis Sala. Operations and Systems Group: E. Gary Lespinasse, Robert P. Catalano, Conno Gallo, Ashley Richards.



Item 29.     Principal  Underwriter

         Funds Distributor Inc. ("Funds Distributor") is a wholly-owned subsidiary of FDI Distribution Services, Inc., which in turn is a wholly-owned subsidiary of FDI Holdings Inc., the parent company of which is Boston Institutional Group, Inc. Funds Distributor currently acts as distributor for BEA Investment Funds, Inc., Foreign Fund, Inc., Fremont Mutual Funds,
H.T. Insight Funds Trust, The Munder Funds Trust, The Munder Funds, Inc.,
The PanAgora Funds, Sierra Trust Funds, St. Clair Money Market Fund,
Skyline Funds and Waterhouse Investors Cash Managers Fund.



         Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member firm of the NASD. Funds Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The information required by this Item 29 with respect to each director and officer of Funds Distributor is incorporated by reference to Schedule A of Form BD filed by Funds Distributor pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-20518).


Item  30.    Location  of  Accounts  and  Records

                         (1)  BJB Investment Funds
                                c/o Julius Baer
                                Investment Management Inc.
                                330 Madison Avenue


                                New York, New York  10017

                         (2)  Investors Bank & Trust Company
                                89 South Street
                                Boston, Massachusetts 02111
                                (records relating to its functions as
                                administrator)

                         (3)  Investors Bank & Trust Company
                                89 South Street
                                Boston, Massachusetts 02111
                                (records relating to its functions as custodian)

                         (4)  Funds Distributor, Inc.
                                One Exchange Place
                                Boston, Massachusetts 02109
                                (records relating to its functions as
                                distributor)

                         (5)  Unified Advisers, Inc.
                                429 North Pennsylvania Avenue
                                Indianapolis, Indiana 46204
                                (records relating to its functions as transfer
                                 agent)

                         (6)  Julius Baer Investment Management Inc.
                                330 Madison Avenue
                                New York, New York 10017
                                (records relating to its functions as investment adviser)

                         (7) Bank Julius Baer & Co., Ltd., New York branch 330 Madison Avenue
                                New York, New York 10017
                                (records relating to its functions as investment adviser, and servicing agent)


Item  31.    Management  Services

                              Not applicable.

Item  32.    Undertakings

             (a) Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and will assist the shareholders in communicating with other shareholders.

             (b) Registrant hereby undertakes to furnish to each person to whom a Prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.




                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 26th day of December, 1995.



                                BJB INVESTMENT FUNDS
                                (Registrant)


                                      /s/ David E. Bodner
                                  By: ______________________
                                        David E. Bodner
                                        President (Chief Executive Officer)




        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



Signature                Title                          Date
---------                -----                          ----
/s/ David E. Bodner      President                      December 26, 1995
---------------------    (Chief Executive Officer)
David E. Bodner

/s/Bernard Spilko                                       December 26, 1995
---------------------    Chief Financial Officer
Bernard Spilko

/s/ Harvey B. Kaplan                                    December 26, 1995
---------------------    Trustee
Harvey B. Kaplan

/s/ Robert S. Matthews                                  December 26, 1995
----------------------   Trustee
Robert S. Matthews

/s/ Gerard J.M. Vlak                                    December 26, 1995
---------------------    Trustee
Gerard J.M. Vlak


---------------------    Trustee
Peter J. Widmer


/s/ Peter Wolfram                                       December 26, 1995
---------------------    Trustee
Peter Wolfram


                                 EXHIBIT INDEX


Item
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Page
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
1 (a)    Registrant's Master Trust Agreement dated April 30, 1992.

1 (b)    Amendment to Master Trust Agreement dated June 22, 1992.

1 (c)    Amendment to Master Trust Agreement dated September 16, 1993.

1 (d)    Amendment to Master Trust Agreement dated January 26, 1995.

2        Registrant's By-Laws dated April 30, 1992.

5 (a)    Investment Advisory Agreement between the Registrant and Bank Julius
         Baer & Co., Ltd. on behalf of BJB International Equity Fund dated
         October 4, 1993.

5 (b) Amended and Restated Investment Advisory Agreement between the Registrant and Bank Julius Baer Investment Management Inc. on behalf of BJB Global Income Fund dated October 4, 1993.

8 (d)    Custody Agreement between the Registrant and Investors Bank & Trust
         Company dated January 30, 1995.

9 (j)    Administration Agreement between the Registrant and Investors Bank &
         Trust Company dated January 30, 1995.

11       Consent of Independent Accountants.

17       Financial Data Schedule dated October 31, 1995.

18       Multiclass Plan Pursuant to Rule 18f-3 under the Investment Company
         Act of 1940 for BJB Investment Funds dated December 14, 1995.

19       Powers of Attorney dated December 26, 1995.